UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

SCHEDULE 14C

Amendment No. 1

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

[X] Preliminary information statement
[  ] Confidential, for use of the Commission only (as permitted by Rule 14c-6(d) (2))
[  ] Definitive information statement

Company Name: DISPATCH AUTO PARTS INC.

Payment of filing fee (check the appropriate box):

[X] No fee required

[  ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

(1) Title of each class of securities to which transaction applies:  Common Stock, $.001 par value.

(2) Aggregate number of securities to which transaction applies:  100,000,000 shares of Common Stock.

(3) Per unit price/underlying value pursuant to Exchange Act Rule 0-11:  N/A

(4) Proposed maximum aggregate value of transaction: N/A

(5) Total fee paid: N/A

[  ] Fee paid previously with preliminary materials.

[  ] Check box if any part of the fee is offset as provided by Exchange Act

Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the form or schedule and the date of its filing.

(1) Amount previously paid:
(2) Form, schedule or registration statement no.:
(3) Filing party:
(4) Date filed:

 Copies to:
Greentree Financial Group, Inc.
7951 SW 6th Street, Suite 216
Plantation, FL 33324
(954) 424-2345 Tel
(954) 424-2230 Fax

Table of Contesnts

DISPATCH AUTO PARTS INC.
391 Hua Yu Lane, Dong Xin Street
Xi An, Peoples’ Republic of China

May 22, 2007

Dear Shareholder:

The enclosed information statement is being furnished to shareholders of record on April 16, 2007, of Dispatch Auto Parts Inc. (“DPPT” or the “Company”), a Florida corporation, in connection with a proposal to amend the Company’s Articles of Incorporation to change the name of the corporation from Dispatch Auto Parts Inc. to "Environment Ecology Holding Company of China", which was approved by action by written consent without a meeting of a majority of all shareholders entitled to vote on the record date (the “Name Change Proposal”).

WE ARE NOT ASKING FOR A PROXY AND
SHAREHOLDERS ARE NOT REQUESTED TO SEND US A PROXY

Our board of directors has fully reviewed and unanimously approved the Name Change Proposal.

Holders of 14,548,820 shares of our Common Stock, representing approximately 50.75% of our shares entitled to vote on this matter have executed a written consent in favor of the proposals described herein. However, under federal law these proposals will not be effected until at least 20 days after a definitive Information Statement has first been sent to shareholders who have not previously consented.

By Order of the Board of Directors,

/s/ Liu, Sheng Li
Liu, Sheng Li
President

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934
AND RULE 14C PROMULGATED THERETO

DISPATCH AUTO PARTS INC.

Contents

Introduction	4

Item 1. Information Required by Items of Schedule 14A	4

A. No Time, Place or Date for Meeting of Shareholders	4
B. Dissenters' Rights	4
C. Voting Securities and Principal Holders Thereof	4
D. Amendment of Charter - Authorized Capital Proposal and Reverse Split Proposal	6
Reasons and Benefits of the Transaction	6
E. Federal Tax Consequences	6
F. Approval required	6
G. Directors and Executive Officers	6
H. Certain Relationships And Related Transactions	8
I. Authorization or Issuance of Securities Otherwise than for Exchange	9
J. Financial and Other Information	10
K. Mergers, Consolidations, Acquisitions and Similar Matters	51

Item 2. Statements that Proxies are not Solicited	66

Item 3. Interest of Certain Persons	66

Item 4. Other and General Information	67

Item 5. Documents Incorporated By Reference	67

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INTRODUCTION

This information statement is being furnished to all holders of the Common Stock of DPPT.

The Board of Directors has recommended and the majority shareholders of DPPT have adopted resolutions to effect the above-listed actions. This Information Statement is being filed with the Securities and Exchange Commission and is provided to the Company's shareholders pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended.

We are a corporation organized under the laws of Florida. We are a fully-reporting 1934 Act company, with our Common Stock quoted on the Over the Counter Bulletin Board (OTCBB), under the symbol "DPPT". Information about us can be found in our June 30, 2006 Annual Report filed on Form 10-KSB and our March 31, 2007 Quarterly Report filed on Form 10QSB. Additional information about us can be found in our public filings that can be accessed electronically by means of the SEC's home page on the Internet at http://www.sec.gov, or at other Internet sites such as http://www.freeedgar.com, as well as by such other means from the offices of the SEC.

ITEM 1. INFORMATION REQUIRED BY ITEMS OF SCHEDULE 14A

A. NO TIME, PLACE OR DATE FOR MEETING OF SHAREHOLDERS

There WILL NOT be a meeting of the shareholders and none is required under applicable Florida statutes when an action has been approved by written consent by holders of a majority of the outstanding shares of our Common Stock. This Information Statement is first being mailed on or about May 18, 2007 to the holders of Common Stock as of the Record Date of April 16, 2007.

B. DISSENTERS' RIGHTS.

DPPT is distributing this Information Statement to its stockholders in full satisfaction of any notice requirements it may have under the Securities and Exchange Act of 1934, as amended, and the Florida General Corporation Law. No dissenters' rights under the Florida General Corporation Law are afforded to the company's stockholders as a result of the adoption of this resolution.

C. THE VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS THEREOF.

Our Board of Directors has approved the proposal to amend the corporate charter to change the name of the corporation from Dispatch Auto Parts Inc. to Environment Ecology Holding Company of China on April 10, 2007. The action was also approved by the written consent of a majority of all shareholders entitled to vote on the record date. The actual affirmative vote was 50.75% of all shares issued and outstanding.

The proposal is not effective before first, completion of this Section 14(c) compliance, and second the mailing or delivery of a definitive Information Statement to shareholders at least 20 days prior to the date that this corporate action may take place.

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VOTING SECURITIES OF THE COMPANY:

As of April 16, 2007 (the "Record Date"), DPPT had 28,662,114 shares of Common Stock issued and outstanding out of 100,000,000 authorized shares of Common Stock.

Only holders of record of the Common Stock at the close of business on the Record Date were entitled to participate in the written consent of our stockholders. Each share of Common Stock was entitled to one vote.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT:

The classes of equity securities of the Company issued and outstanding are Common Stock, $.001 par value, and Preferred Stock, $.001 par value. The table on the following page sets forth, as of April 16, 2007, certain information with respect to the Common Stock and Preferred Stock beneficially owned by (i) each Director, nominee and executive officer of the Company; (ii) each person who owns beneficially more than 5% of the Common Stock; and (iii) all Directors, nominees and executive officers as a group. The percentage of shares beneficially owned is based on there having been 28,662,114 shares of Common Stock outstanding and 100,000 shares of Preferred Stock as of April 16, 2007.

OFFICERS, DIRECTORS AND BENEFICIAL OWNERS, AS OF APRIL 16, 2007

Title of Class	Name & Address of Beneficial Owner(1)	Amount & Nature of Beneficial Owner	% of Class(2)
Common Stock, $.001 Par Value	Liu, Sheng Li 13 Rows 3, 1 Railway Village Xincheng Dist., Shaanxi, P.R.China	8,580,000	29.93%
Common Stock, $.001 Par Value	Ding, Hong Mei 24 Flat 5 Fuli Village 3 Textile Mill, Baqiao Dist. Shaanxi, P.R.China	1,288,820	4.50%
Common Stock, $.001 Par Value	Cai, Xiao Ying 3 Gate 3, East Railway New Village, Xincheng Dist., Shaanxi, P.R.China	2,340,000	8.16%
Common Stock, $.001 Par Value	Xie, Qing 305 Gate 4, Flat 9, Suo Luo Lane Beilin Dist., Shaanxi, P.R.China	2,340,000	8.16%
Common Stock, $.001 Par Value	All directors and executive officers as a group (five persons)	9,868,820	34.43%

Preferred Stock, $.001 Par Value	Liu, Sheng Li 13 Rows 3, 1 Railway Village Xincheng Dist., Shaanxi, P.R.China	100,000	100.00%
Preferred Stock, $.001 Par Value	All directors and executive officers as a group (five persons)	100,000	100.00%

(1) Unless stated otherwise, the business address for each person named is c/o Dispatch Auto Parts Inc.

(2) Calculated pursuant to Rule 13d-3(d) (1) of the Securities Exchange Act of 1934. Under Rule 13d-3(d), shares not outstanding which are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by a person, but not deemed outstanding for the purpose of calculating the percentage owned by each other person listed. We believe that each individual or entity named has sole investment and voting power with respect to the shares of common stock indicated as beneficially owned by them (subject to community property laws where applicable) and except where otherwise noted.

Table of Contesnts

D. AMENDMENT OF CHARTER - NAME CHANGE PROPOSAL.

The proposal to amend the corporate charter to change the name of the corporation to Environment Ecology Holding Company of China, was approved by the action of a majority of all shareholders entitled to vote on the record date and by the Company's Board of Directors. The amendment to the Charter will take effect no sooner than May 16, 2007.

REASONS FOR AMENDMENT. We believe that the new name will provide a more accurate description of our current operations and to be consistent with our marketing efforts in the valve production industry.

E. FEDERAL TAX CONSEQUENCES.

There are no tax consequences to the Name Change Proposal.

F. APPROVAL REQUIRED

Pursuant to Florida General Corporation Law, the approval of a majority of the outstanding stock entitled to vote is necessary to approve the proposed amendment. As discussed above, the holders of the majority of our Common Stock have consented to this amendment.

G. DIRECTORS AND EXECUTIVE OFFICERS

The following sets forth information concerning the current Directors, nominees and executive officers of the Company, the principal positions with the Company held by such persons and the date such persons became a Director, nominee or executive officer. The Directors serve one year terms or until their successors are elected. The Company has not had standing audit, nominating or compensation committees or committees performing similar functions for the Board of Directors. During the fiscal year ended June 30, 2006, the Board of Directors held no formal meetings while Mr. Daniel Slocum, Mr. Anthony Collura and Mr. Wayne Barney were the directors.

Name	Age	Position	Date to Start

Liu, Sheng Li	39	President and Chairman of BOD	December 5, 2006
Ma, Shun Cheng	44	Chief Financial Officer and Director	December 5, 2006
Ding, Hong Mei	35	Director	January 15, 2007
Lu, Wei Sheng	33	Director	January 15, 2007
Tian, Wei	34	Director	December 5, 2006

Liu, Sheng Li — President and Chairman of the Board of Directors

Mr. Liu is appointed as Chairman of the Board of Directors of the Company. Mr. Liu was born in 1968. He has more than 10 years experience in business management. Mr. Li is one of the founders of Shaanxi Li Bao Ecological Technology Holding Co. ("Li Bao Ecological"), a company related to Lv Bao. Prior to the foundation of Li Bao Ecological in 2002, Mr. Liu served as manager of the Xi An Railroad Bureau. In 1998, Mr. Liu founded Shaanxi Heng Da Real Estate Co. Ltd. ("Heng Da") where he was engaged in various aspects of the real estate business and served as Chairman and General Manager. In 2002, Mr. Liu was in charge of the reorganization of the Zhongshanmen Printing Factory in Xi An, where he facilitates an acquisition of assets of approximately $1,250,000.

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Ma, Shun Cheng — Chief Financial Officer and Director

Mr. Ma is appointed as President of the Company. He is also a nominee for Director of the Board. Mr. Ma was born in 1963. He has more than 20 years experience in business management. Mr. Ma is one of the founders of Li Bao Ecological. Prior to the foundation of Li Bao Ecological in 2002, Mr. Ma founded Shaanxi Hong Bao Virescene Engineering Ltd. ("Hong Bao") in 1998, and served as Vice President of Hong Bao, where he was engaged in various engineering projects.

Ms. Ding, Hong Mei — Director

Ms. Ding is nominated as a Director of the Board. Ms. Ding is 35 years old. She graduated from Shaan Xi Financial & Economic College with a degree in business administration. From the year 2000 to the present, Ms. Ding has been employed with the Shaan Xi Heng Li Da Group ("Heng Li Da Group"). She began her career with the Heng Li Da Group as a manager of Heng Li Da Business Services Ltd., one of the subsidiaries of the Heng Li Da Group engaged in office rental services. Ms. Ding is skilled in communication and customer service. While Ms. Ding served in her capacity as manager, the vacancy rate of the rental office was approximately 2%. Ms. Ding is currently in charge of public relations for the company. As a result of Ms. Ding's outstanding performance at Heng Li Da Business Services Ltd., she was appointed as the assistant to the Chairman of Heng Li Da Group and participated in the incorporation of Shan Xi Lv Bao Environmental Eco Industry Management Ltd. ("Lv Bao"). Lv Bao entered a Plan of Exchange with Registrant on November 8, 2006, which was reported on Form 8-k on November 8, 2006. Ms. Ding currently serves as the Chairman of Lv Bao.

Mr. Lu, Wei Sheng — Director

Mr. Lu is nominated as a Director of the Board. Mr. Lu is 33 years old. He graduated from Xi An Highway Construction College with a degree in logistics. Mr. Lu has over 10 years working experience in the auto parts industry. He started his own business in 1998 where he was engaged in retail sales of auto parts, and auto maintenance and shipping. In 2002, Mr. Lu founded Shaan Xi Yong Feng Hang Auto Sales Co. Ltd. where he focused on marketing and refined his marketing skills. As a result of Mr. Lu's leadership, Shaan Xi Yong Hang Auto Sales Co. Ltd. is currently a profitable and viable enterprise.

Tian, Wei — Director

Mr. Tian is appointed as Chief Financial Officer of the Company. He is also a nominee for Director of the Board. Mr. Tian was born in 1973. He has experience in the accounting and banking industries. From 1991 to 2002, Mr. Tian worked in the Chinese State Commercial Bank, Xi An Branch. He began his employment at Li Bao Ecological in 2002. In addition, Mr. Tian works as a coordinator and assistant to the General Manager of Li Bao Ecological.

There is no family relationship existing amongst the officers and directors of DPPT. None of DPPT's directors hold any other directorship or are nominated or chosen to become directors in any company with a class of securities registered pursuant to section 12 of the Exchange Act or subject to the requirements of section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940, 15 U.S.C. 80a-1, et seq., as amended.

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The Company is not aware of any legal proceedings in which any Director, nominee, officer or affiliate of the Company, any owner of record or beneficially of more than five percent of any class of voting securities of the Company, or any associate of any such Director, nominee, officer, affiliate of the Company, or security holder is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

The Company does not have a separately designated standing audit committee. Pursuant to Section 3(a)(58)(B) of the Exchange Act, the entire Board of Directors acts as an audit committee for the purpose of overseeing the accounting and financial reporting processes, and audits of the financial statements of the Company. The Commission recently adopted new regulations relating to audit committee composition and functions, including disclosure requirements relating to the presence of an "audit committee financial expert" serving on its audit committee. In connection with these new requirements, the Company's Board of Directors examined the Commission's definition of "audit committee financial expert" and concluded that the Company does not currently have a person that qualifies as such an expert. The Company has had minimal operations for the past two (2) years. Presently, there are only five (5) directors serving on the Company's Board, and the Company is not in a position at this time to attract, retain and compensate additional directors in order to acquire a director who qualifies as an "audit committee financial expert", but the Company intends to retain an additional director who will qualify as such an expert, as soon as reasonably practicable. While neither of our current directors meets the qualifications of an "audit committee financial expert", each of the Company's directors, by virtue of his past employment experience, has considerable knowledge of financial statements, finance, and accounting, and has significant employment experience involving financial oversight responsibilities. Accordingly, the Company believes that its current directors capably fulfill the duties and responsibilities of an audit committee in the absence of such an expert.

The Company does not have a nominating and compensation committees of the Board of Directors, or committees performing similar functions.

Section 16(a) Beneficial Ownership Reporting Compliance

Under Section 16(a) of the Exchange Act, all executive officers, directors, and each person who is the beneficial owner of more than 10% of the common stock of a company that files reports pursuant to Section 12 of the Exchange Act, are required to report the ownership of such common stock, options, and stock appreciation rights (other than certain cash-only rights) and any changes in that ownership with the Commission. Specific due dates for these reports have been established, and the Company is required to report, in this Schedule 14C, any failure to comply therewith during the fiscal year ended June 30, 2006. The Company believes that all of these filing requirements were satisfied by its executive officers, directors and by the beneficial owners of more than 10% of the Company’s common stock. In making this statement, the Company has relied solely on copies of any reporting forms received by it, and upon any written representations received from reporting persons that no Form 5 (Annual Statement of Changes in Beneficial Ownership) was required to be filed under applicable rules of the Commission.

H. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On November 8, 2006, the Company and predecessor of the Company, executed a Plan of Exchange (the "Agreement"), between and among the Company, Shan Xi Lv Bao Environmental Eco Industry Management Ltd., a corporation organized and existing under the laws of the Peoples' Republic of China ("Lv Bao"), the shareholders of Lv Bao (the "Lv Bao Shareholders") and the Majority Shareholder of the Company (the "Majority Shareholder").

Pursuant to the Agreement, on February 6, 2007, the Majority Shareholder of the Company and a related shareholder returned 844,500 shares of the Company's common stock to the treasury of the Company in exchange for total payments of $530,000 in cash and the Company issued to the Lv Bao Shareholders an amount equal to 26,000,000 new investment shares of Common Stock and 100,000 new shares of Preferred Stock of the Company pursuant to Regulation S under the Securities Act of 1933, as amended, in exchange for all of the shares of registered capital of Lv Bao. Upon completion of the exchange, Lv Bao became a wholly-owned subsidiary of the Company.

Table of Contesnts

In addition, on February 14, 2007, pursuant to a Purchase Agreement, the Majority Shareholder of the Company tendered a cash purchase price of $10 and assumed certain liabilities in exchange for all outstanding shares of Dispatch Auto Parts II, Inc. ("Dispatch II"), a Florida subsidiary held by the Company. As a result of the transactions consummated at the closing, the purchase and issuance gave the Majority Shareholder a 'controlling interest' in Dispatch II, and Dispatch II was no longer a wholly-owned subsidiary of the Registrant.

I. AUTHORIZATION OR ISSUANCE OF SECURITIES OTHERWISE THAN FOR EXCHANGE

Common Stock

The Company currently has 100,000,000 authorized shares of Common Stock, par value $.001. The holders of shares of Common Stock have one vote per share. Except as otherwise provided herein or as otherwise provided by applicable law, all shares of Common Stock shall have identical rights and privileges in every respect. None of the shares have preemptive or cumulative voting rights, have any rights of redemption or are liable for assessments or further calls. The holders of Common Stock are entitled to dividends, in cash, stock or otherwise, when and as declared by the Board of Directors from funds legally available, and upon liquidation of the Company to share pro rata in any distribution to shareholders.

Dividend Policy

The Company does not anticipate paying any cash dividends on its common stock in the foreseeable future because it intends to retain its earnings to finance the expansion of its business. Thereafter, declaration of dividends will be determined by the Board of Directors in light of conditions then existing, including without limitation the Company's financial condition, capital requirements and business condition.

Preferred Stock

The Company currently has 100,000 authorized shares of Preferred Stock, par value $.001. The board of directors is authorized, subject to limitations prescribed by law, to provide for the issuance of shares of Preferred Stock in one or more series, to establish the number of shares to be included in each series, and to fix the designation, and powers, including voting rights, if any, preferences, and rights of the shares of each series, and any qualifications, limitations, or restrictions thereof.

Issuance of Common Stock and Preferred Stock for acquisition

Pursuant to the Agreement, dated November 8, 2006, on February 6, 2007, the Majority Shareholder of the Company and a related shareholder returned 844,500 shares of the Company's common stock to the treasury of the Company in exchange for total payments of $530,000 in cash and the Company issued to the Lv Bao Shareholders an amount equal to 26,000,000 new investment shares of Common Stock and 100,000 new shares of Preferred Stock of the Company pursuant to Regulation S under the Securities Act of 1933, as amended, in exchange for all of the shares of registered capital of Lv Bao. Upon completion of the exchange, Lv Bao became a wholly-owned subsidiary of the Company.

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J. FINANCIAL AND OTHER INFORMATION

AUDITED FINANCIAL INFORMATION AND MANAGEMENT'S DISCUSSION AND ANALYSIS FOR LV BAO

ZHONG YI (HONG KONG) C.P.A. COMPANY LIMITED

Certified Public Accountants

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SHAANXI LV BAO ENVIRONMENTAL ECO INDUSTRY
MANAGEMENT LTD.

Table of Contesnts

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Owners of
Shaanxi Lv Bao Environmental Eco Industry Management Ltd.

We have audited the accompanying consolidated balance sheets of Shaanxi Lv Bao Environmental Eco Industry Management Ltd. and subsidiary (“the Company”) as of December 31, 2006 and 2005 and the related consolidated statements of operations and comprehensive income, owners’ equity and cash flows for the years ended December 31, 2006 and 2005. The financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits include consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Shaanxi Lv Bao Environmental Eco Industry Management Ltd. as of December 31, 2006 and 2005 and the results of operations and cash flows for the years ended December 31, 2006 and 2005 and in conformity with accounting principles generally accepted in the United States of America.

/s/ Zhong Yi (Hong Kong) C.P.A. Company Limited
Zhong Yi (Hong Kong) C.P.A. Company Limited
Certified Public Accountants

Hong Kong, China
April 23, 2007

Table of Contesnts

SHAANXI LV BAO ENVIRONMENTAL ECO INDUSTRY MANAGEMENT LTD. CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31, 2006 AND 2005 (Currency expressed in United States Dollars (“US$”))

	2006	2005

ASSETS
Current assets:
Cash and cash equivalents	$1,857,690	$895,296
Billed accounts receivable	345,848	466,798
Unbilled accounts receivable	344,201	107,414
Deferred tax assets	104,083	9,202

Total current assets	2,651,822	1,478,710

Property, plant and equipment, net	511,177	447,131

TOTAL ASSETS	$3,162,999	$1,925,841

LIABILITIES AND OWNERS’ EQUITY
Current liabilities:
Income tax payable	$133,691	$79,634
Other payables and accrued liabilities	618,665	47,587

Total current liabilities	752,356	127,221

Non-current liability:
Amount due to owners	130,298	94,351

TOTAL LIABILITIES	882,654	221,572

MINORITY INTEREST	113,878	78,195

Owners’ equity:
Registered capital	628,773	628,773
Accumulated other comprehensive income	53,739	28,928
Statutory reserve	155,661	100,167
Retained earnings	1,328,294	868,206

Total owners’ equity	2,166,467	1,626,074

TOTAL LIABILITIES AND OWNERS’ EQUITY	$3,162,999	$1,925,841

See accompanying notes to consolidated financial statements.

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SHAANXI LV BAO ENVIRONMENTAL ECO INDUSTRY MANAGEMENT LTD.
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005
(Currency expressed in United States Dollars (“US$”))

	2006	2005

Revenue, net	$3,414,928	$4,899,480

Cost of revenue	2,266,087	3,370,714

Gross profit	1,148,841	1,528,766

Operating expenses:
Consulting and professional fees	195,000	-
General and administrative	129,493	254,335

Total operating expenses	324,493	254,335

Income from operations	824,348	1,274,431

Other income:
Interest income	246	158

Total other income	246	158

Income before income taxes and minority interest	824,594	1,274,589

Income tax expense	(273,329)	(460,665)

Income before minority interest	551,265	813,924

Minority interest	(35,683)	(52,335)

NET INCOME	$515,582	$761,589

Other comprehensive income:
- Foreign currency translation gain	24,811	16,543

COMPREHENSIVE INCOME	$540,393	$778,132

See accompanying notes to consolidated financial statements.

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SHAANXI LV BAO ENVIRONMENTAL ECO INDUSTRY MANAGEMENT LTD. CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005 (Currency expressed in United States Dollars (“US$”))

	2006	2005

Cash flows from operating activities:
Net income	$515,582	$761,589
Adjustments to reconcile net income to net cash provided by in operating activities:
Depreciation	99,912	77,296
Deferred tax (benefit) expense	(94,881)	94,141
Minority interest	35,683	52,335
Changes in operating assets and liabilities:
Billed accounts receivable	120,950	(387,818)
Unbilled accounts receivable	(236,787)	(265,205)
Income tax payable	54,057	60,942
Other payables and accrued liabilities	571,078	(92,804)

Net cash provided by operating activities	1,065,594	300,476

Cash flows from investing activities:
Purchase of property, plant and equipment	(163,958)	(132,587)

Net cash used in investing activities	(163,958)	(132,587)

Cash flows from financing activities:
Contribution from owners	35,947	582,217

Net cash provided by financing activities	35,947	582,217

Foreign currency translation adjustment	24,811	16,543

NET CHANGE IN CASH AND CASH EQUIVALENTS	962,394	766,649

CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	895,296	128,647

CASH AND CASH EQUIVALENTS, END OF YEAR	$1,857,690	$895,296

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid for income taxes	$340,617	$305,582
Cash paid for interest expenses	$--	$--

See accompanying notes to consolidated financial statements.

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SHAANXI LV BAO ENVIRONMENTAL ECO INDUSTRY MANAGEMENT LTD. CONSOLDIATED STATEMENTS OF OWNERS’ EQUITY FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005 (Currency expressed in United States Dollars (“US$”))

	Registered capital	Accumulated other comprehensive income	Statutory reserve	Retained earnings	Total owners’ equity

Balance as of January 1, 2005	$628,773	$12,385	$18,775	$188,009	$847,942
Foreign currency translation adjustment	-	16,543	-	-	16,543
Net income for the year	-	-	-	761,589	761,589
Transfer of retained earnings to statutory reserve	-	-	81,392	(81,392)	-
Balance as of December 31, 2005	$628,773	$28,928	$100,167	$868,206	$1,626,074
Foreign currency translation adjustment	-	24,811	-	-	24,811
Net income for the year	-	-	-	515,582	515,582
Transfer of retained earnings to statutory reserve	-	-	55,494	(55,494)	-
Balance as of December 31, 2006	$628,773	$53,739	$155,661	$1,328,294	$2,166,467

See accompanying notes to consolidated financial statements.

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SHAANXI LV BAO ENVIRONMENTAL ECO INDUSTRY MANAGEMENT LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005
(Currency expressed in United States Dollars (“US$”))

1. ORGANIZATION AND BUSINESS BACKGROUND

Shaanxi Lv Bao Environmental Eco Industry Management Ltd. (“Lv Bao”) was registered as a limited liability company in the People’s Republic of China (“the PRC”) on August 11, 2006 with its principal place of business in Xian City, Shaanxi Province, the PRC. Its registered capital is Renminbi Yuan (“RMB”) 5,000,000 (equivalent to $628,773). Its principal activity was investment holding.

On August 30, 2006, Lv Bao entered into an acquisition agreement with Shaanxi Li Bao Sheng Tai Ke Ji Gu Fen You Xian Gong Si (“Li Bao”). Li Bao was registered as a limited liability company in the PRC on November 27, 2002 with a registered capital of $8,855,135 (equivalent to RMB70,000,000) and with its principal place of business in Shaanxi Province, the PRC.

Li Bao was formed to engage in the trees and grasses plantation for outdoor decoration and provision of landscape engineering advisory service. In January 2004, Li Bao spun off its trees and grasses plantation business and since then, Li Bao only engages in landscape engineering advisory service.

This acquisition transaction involved that Lv Bao paid to Li Bao’s equity owners a total consideration of $8,285,750 (equivalent to RMB65,500,000) in exchange for 93.57% of the registered capital of Li Bao.

The transaction has been accounted for as a reverse acquisition and recapitalization of Lv Bao whereby Li Bao is deemed to be the accounting acquirer (legal acquiree) and Lv Bao to be the accounting acquiree (legal acquirer). The accompanying consolidated financial statements are in substance those of Li Bao, with the assets and liabilities, and revenues and expenses, of Lv Bao being included effective from the date of stock exchange transaction. Lv Bao is deemed to be a continuation of the business of Li Bao. Accordingly, the accompanying consolidated financial statements include the following:

(1) the balance sheet consists of the net assets of the accounting acquirer at historical cost and the net assets of the accounting acquiree at historical cost;

(2) the financial position, results of operations, and cash flows of the acquirer for all periods presented as if the recapitalization had occurred at the beginning of the earliest period presented and the operations of the accounting acquiree from the date of stock exchange transaction.

Lv Bao and Li Bao are hereinafter referred to as (“the Company”).

On November 8, 2006, Lv Bao entered into a plan of exchange agreement with Dispatch Auto Parts Inc. (“DPPT”). DPPT was organized and existing under the laws of the State of Florida.and engaged in the wholesale of auto parts in the States. DPPT is now trading under the same name and ticket symbol DPPT on the Over-the-Counter Bulletin Board in the United States.

Table of Contesnts

SHAANXI LV BAO ENVIRONMENTAL ECO INDUSTRY MANAGEMENT LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005
(Currency expressed in United States Dollars (“US$”))

The stock exchange transaction involved two simultaneous transactions:

1)
the majority shareholders of DPPT deposited the 844,500 shares of the common stock of DPPT into the account of escrow agent in exchange for $530,000 in cash paid by the owners of Lv Bao. The 844,500 shares will be retired back to the treasury upon closing, and;

2)	DPPT issued to the Lv Bao owners 26,000,000 new investment shares of common Stock and 100,000 new shares of preferred stock of DPPT in exchange for all of the registered capital of Lv Bao.

Upon completion of the plan of exchange, Lv Bao became a wholly-owned subsidiary of DPPT. Accordingly, there has been a change of control of DPPT and the Lv Bao’s owners now control 91% of the voting power of DPPT. The closing of the transaction took place on February 6, 2007.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

●	Basis of presentation

These accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America.

●	Use of estimates

In preparing these consolidated financial statements, management makes estimates and assumptions that affect the reported amounts of assets and liabilities in the balance sheets and revenues and expenses during the year reported. Actual results may differ from these estimates.

●	Basis of consolidation

The consolidated financial statements include the financial statements of Lv Bao and Li Bao.

All significant inter-company balances and transactions within Lv Bao and Li Bao have been eliminated upon consolidation.

●	Revenue recognition

The Company recognizes revenue when persuasive evidence of an arrangement exists, delivery has occurred, the fee is fixed or determinable and collectibility is probable. The Company assesses collectibility based upon our clients’ financial condition and prior payment history, as well as our performance under the contract. The Company recognizes these revenues in the month that the service is provided.

Table of Contesnts

SHAANXI LV BAO ENVIRONMENTAL ECO INDUSTRY MANAGEMENT LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005
(Currency expressed in United States Dollars (“US$”))

(a) Contract revenue

The Company applies the percentage-of-completion method under SOP 81-1 “Accounting for Performance of Construction-Type and Production-Type Contracts”, to recognize revenues for landscape design and engineering projects that require significant modification or customization subject to the customers. The Company records a provision in those instances in which the Company believe a contract will probably generate a net loss and the Company can reasonably estimate this loss. If the Company cannot reasonably estimate the loss, the Company limits the amount of revenue that the Company recognizes to the costs the Company has incurred, until the Company can estimate the total loss. Advance payments from customers and amounts billed to clients in excess of revenue recognized are recorded as deferred revenue.
(b) Interest income

Interest income is recognized on a time apportionment basis, taking into account the principal amounts outstanding and the interest rates applicable.

●	Cost of revenue

Cost of revenue primarily includes purchase of raw materials, sub-contracting charges and direct overhead.

●	Cash and cash equivalents

Cash and cash equivalents are carried at cost and represent cash on hand, demand deposits placed with banks or other financial institutions and all highly liquid investments with an original maturity of three months or less as of the purchase date of such investments.

●	Billed and unbilled accounts receivable

The Company generally bills its customers under its long term contracts pursuant to billing schedules contained in the contracts or, upon completion of agreed milestones or deliveries, with each milestone or delivery typically having a value specified in the contract. Unbilled accounts receivable comprise principally amounts of revenue recognized on contracts for which invoices have not been issued. It is expected that all unbilled accounts receivable balances will be billed in the next 12 months.

●	Property, plant and equipment

Property, plant and equipment are stated at cost less accumulated depreciation and accumulated impairment losses, if any. Depreciation is calculated on the straight-line basis over the following expected useful lives from the date on which they become fully operational and after taking into account their estimated residual values:

	Depreciable life	Residual value

Leasehold improvement	10 years	5%
Plant and machinery	10 years	5%
Motor vehicles	10 years	5%
Office equipment	5 years	5%

Expenditure for maintenance and repairs is expensed as incurred.

Table of Contesnts

SHAANXI LV BAO ENVIRONMENTAL ECO INDUSTRY MANAGEMENT LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005
(Currency expressed in United States Dollars (“US$”))

●	Impairment of long lived assets

In accordance with Statement of Financial Accounting Standards (“SFAS”) No. 121, “Accounting for the impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of’, a long-lived assets and certain identifiable intangible assets held and used by the Company are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is evaluated by a comparison of the carrying amount of assets to estimated discounted net cash flows expected to be generated by the assets. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amounts of the assets exceed the fair value of the assets.

●	Comprehensive income

SFAS No. 130, “Reporting Comprehensive Income”, establishes standards for reporting and display of comprehensive income, its components and accumulated balances. Comprehensive income as defined includes all changes in equity during the year from non-owner sources. Accumulated comprehensive income, as presented in the accompanying consolidated statement of owners’ equity consists of changes in unrealized gains and losses on foreign currency translation. This comprehensive income is not included in the computation of income tax expense or benefit.

●	Income taxes

The Company accounts for income tax using SFAS No. 109 “Accounting for Income Taxes”, which requires the asset and liability approach for financial accounting and reporting for income taxes. Under this approach, deferred income taxes are provided for the estimated future tax effects attributable to temporary differences between financial statement carrying amounts of assets and liabilities and their respective tax bases, and for the expected future tax benefits from loss carry-forwards and provisions, if any. Deferred tax assets and liabilities are measured using the enacted tax rates expected in the years of recovery or reversal and the effect from a change in tax rates is recognized in the consolidated statement of operations and comprehensive income in the period of enactment. A valuation allowance is provided to reduce the amount of deferred tax assets if it is considered more likely than not that some portion of, or all of the deferred tax assets will not be realized.

●	Foreign currencies translation

The functional currency of the Company is Renminbi Yuan (“RMB”). The accompanying consolidated financial statements have been expressed in United States dollars, the reporting currency of the Company. The balance sheet is translated into United States dollars based on the rates of exchange ruling at the balance sheet date. The consolidated statement of operations is translated using a weighted average rate for the year. Translation adjustments are reflected as cumulative translation adjustments in owners’ equity.

●	Retirement plan costs

Contributions to retirement schemes (which are defined contribution plans) are charged to general and administrative expenses in the consolidated statements of income and comprehensive income as and when the related employee service is provided.

Table of Contesnts

SHAANXI LV BAO ENVIRONMENTAL ECO INDUSTRY MANAGEMENT LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005
(Currency expressed in United States Dollars (“US$”))

●	Related parties

Parties, which can be a corporation or individual, are considered to be related if the Company has the ability, directly or indirectly, to control the other party or exercise significant influence over the other party in making financial and operating decisions. Companies are also considered to be related if they are subject to common control or common significant influence.

●	Segment reporting

SFAS No. 131 “Disclosures about Segments of an Enterprise and Related Information” establishes standards for reporting information about operating segments on a basis consistent with the Company’s internal organization structure as well as information about geographical areas, business segments and major customers in financial statements. The Company operates in one reportable segment.

●	Fair value of financial instruments

The Company values its financial instruments as required by SFAS No. 107, “Disclosures about Fair Value of Financial Instruments”. The estimated fair value amounts have been determined by the Company, using available market information and appropriate valuation methodologies. The estimates presented herein are not necessarily indicative of amounts that the Company could realize in a current market exchange.

The Company’s financial instruments primarily include cash and cash equivalents, billed accounts receivable, unbilled accounts receivable, income tax payable, other payables and accrued liabilities.

As of the balance sheet date, the estimated fair values of financial instruments were not materially different from their carrying values as presented due to short maturities of these instruments.

●	Recently issued accounting standards

In May 2005, the FASB issued SFAS No. 154, “Accounting Changes and Error Corrections” (“SFAS 154”), which replaces Accounting Principles Board Opinions No. 20,“Accounting Changes” and SFAS No. 3, “Reporting Accounting changes in Interim Financial Statements—An Amendment of APB Opinion No. 28”. SFAS 154 provides guidance on the accounting for and reporting of accounting changes. It establishes retrospective application, or the latest practicable date, as the required method for reporting a change in accounting principle and the reporting of a correction of an error. SFAS 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. The adoption of this statement did not have a material effect on the Company’s financial position or results of operations.

In September 2005, the FASB’s Emerging Issues Task Force (“EITF”) reached a final consensus on Issue 04-13,“Accounting for Purchases and Sales of Inventory with the Same Counterparty” (“EITF 04-13”). EITF 04-13 requires that two or more legally separate exchange transactions with the same counterparty be combined and considered a single arrangement for purposes of applying APB Opinion No. 29, “Accounting for Nonmonetary Transactions”, when the transactions are entered into in contemplation of one another. EITF 04-13 is effective for new arrangements entered into, or modifications or renewals of existing arrangements, in interim or annual periods beginning after March 15, 2006. The Company does not expect that the adoption of this statement would have a material effect on the Company’s financial position or results of operations.

Table of Contesnts

SHAANXI LV BAO ENVIRONMENTAL ECO INDUSTRY MANAGEMENT LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005
(Currency expressed in United States Dollars (“US$”))

In February 2006, the FASB issued SFAS No. 155, “Accounting for Certain Hybrid Instruments-an amendment of FASB Statements 133 and 140”, which is effective for all financial instruments acquired or issued after the beginning of an entity’s first fiscal year that begins after September 15, 2006. The statement improves financial reporting by eliminating the exemption from applying SFAS No. 133 to interests in securitized financial assets so that similar instruments are accounted for similarly regardless of the form of the instruments. The Statement also improves financial reporting by allowing a preparer to elect fair value measurement at acquisition, at issuance, or when a previously recognized have to bifurcated, if the holder elects to account for the whole instrument-by-instrument basis, in cases in which a derivative would otherwise have to bifurcated, if the holder elects to account for the whole instrument on a fair value basis. The Company does not expect that the adoption of this statement would have a material effect on the Company’s financial position or results of operations.

In July 2006, the FASB issued FIN 48, “Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109”, which clarifies the accounting for uncertainty in tax positions. This Interpretation requires that the Company recognizes in its consolidated financial statements the impact of a tax position if that position is more likely than not of being sustained on audit, based on the technical merits of the position. The provisions of FIN 48 are effective for the Company on January 1, 2007, with the cumulative effect of the change in accounting principle, if any, recorded as an adjustment to opening retained earnings. The Company is currently evaluating the impact of adopting FIN 48 on its consolidated financial statements.

In September 2006, the SEC released SAB No. 108, “Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements” (“SAB 108”). SAB 108 provides interpretive guidance on the SEC’s views on how the effects of the carryover or reversal of prior year misstatements should be considered in quantifying a current year misstatement. The provision of SAB 108 is effective for the Company in the current fiscal year ended December 31, 2006. The Company is currently evaluating the impact of SAB 108 but does not believe that the application of SAB 108 would have a material effect on its financial position, cash flows nor results of operations.

In September 2006, the FASB issued SFAS No.157, “Fair Value Measurements” (“SFAS 157”), which defines fair value, establishes guidelines for measuring fair value and expands disclosures regarding fair value measurements. SFAS 157 does not require any new fair value measurements but rather eliminates inconsistencies in guidance found in various prior accounting pronouncements. SFAS 157 will be effective for the Company starting January 1, 2008. Earlier adoption is permitted, provided the company has not yet issued financial statements, including for interim periods, for that fiscal year. The Company is currently evaluating the impact of SFAS 157 on its financial position, cash flows and results of operations.

3. BILLED ACCOUNTS RECEIVABLE

The majority of the Company’s sales are on open credit terms and in accordance with terms specified in the contracts governing the relevant transactions. The Company evaluates the need of an allowance for doubtful accounts based on specifically identified amounts that management believes to be uncollectible. If actual collections experience changes, revisions to the allowance may be required. Based upon the aforementioned criteria, management has determined that no allowance for doubtful accounts is required as of December 31, 2006 and 2005, respectively.

Table of Contesnts

SHAANXI LV BAO ENVIRONMENTAL ECO INDUSTRY MANAGEMENT LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005
(Currency expressed in United States Dollars (“US$”))

4. PROPERTY, PLANT AND EQUIPMENT, NET

Property, plant and equipment, net, as of December 31, 2006 and 2005 consists of the following:

	2006	2005

Leasehold improvement	$161,255	$155,964
Plant and machinery	450,504	299,542
Motor vehicles	41,472	40,111
Office equipment	193,354	187,010
	846,585	682,627
Less: accumulated depreciation	(335,408)	(235,496)

Property, plant and equipment, net	$511,177	$447,131

Depreciation expense for the years ended December 31, 2006 and 2005 were $99,912 and $77,296, respectively.

5. OTHER PAYABLES AND ACCRUED LIABILITIES

Other payables and accrued liabilities as of December 31, 2006 and 2005 consist of the following:

	2006	2005

Government levy payable	$23,016	$28,717
Accrued contract costs	443,067	-
Accrued expenses	152,582	18,870
	$618,665	$47,587

6. AMOUNT DUE TO OWNERS

The amount due to owners represented unsecured advances which are interest-free and repayable in next twelve months.

Table of Contesnts

SHAANXI LV BAO ENVIRONMENTAL ECO INDUSTRY MANAGEMENT LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005
(Currency expressed in United States Dollars (“US$”))

7. INCOME TAXES

Both of Lv Bao and Li Bao are subject to taxes in the PRC. Pursuant to the PRC Income Tax Laws, both companies are generally subject to enterprise income tax (“EIT”) at a statutory rate of 33% (30% national income tax plus 3% local income tax).

The provision for income taxes consists of the following:

	2006	2005

Current tax	$368,210	$366,524
Deferred tax (benefit) expense	(94,881)	94,141
Income tax expense	$273,329	$460,665

The reconciliation of income tax rate to the effective income tax rate based on income before income taxes stated in the consolidated statements of operations for the years ended December 31, 2006 and 2005 is as follows:

	2006	2005

Income before income taxes	$824,594	$1,274,589
Statutory income tax rate	33%	33%
	272,116	420,614
Expenses not deductible for tax purposes:
- Provisions and accrued expenses	1,213	40,051
Income tax expense	$273,329	$460,665

The following table sets forth the significant components of the aggregate net deferred tax assets of the Company as of December 31, 2006 and 2005:

	2006	2005

Deferred tax assets:
Depreciation	$21,505	$14,235
Accrued liabilities	196,164	29,801
Total deferred tax assets	217,669	44,036

Deferred tax liabilities:
Unbilled accounts receivable	(113,586)	(34,834)
Net deferred tax assets	$104,083	$9,202

Table of Contesnts

SHAANXI LV BAO ENVIRONMENTAL ECO INDUSTRY MANAGEMENT LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005
(Currency expressed in United States Dollars (“US$”))

8.  OWNERS’ EQUITY

In accordance with the Company’s Articles of Association, the registered capital of the Company was $628,773. The registered capital was fully paid up at the date of inception as of August 11, 2006.

9. CHINA CONTRIBUTION PLAN

Under the PRC Law, full-time employees of Lv Bao and its subsidiary, Li Bao are entitled to staff welfare benefits including medical care, welfare subsidies, unemployment insurance and pension benefits through a China government-mandated multi-employer defined contribution plan. Lv Bao and its subsidiary, Li Bao are required to accrue for these benefits based on certain percentages of the employees’ salaries. The total contributions made for such employee benefits were $2,071 and $5,415 for the years ended December 31, 2006 and 2005, respectively.

10. STATUTORY RESERVES

Under the PRC Law, Lv Bao and Li Bao are required to make appropriations to the statutory reserve based on after-tax net earnings and determined in accordance with generally accepted accounting principles of the People’s Republic of China (the “PRC GAAP”). Appropriation to the statutory reserve should be at least 10% of the after-tax net income until the reserve is equal to 50% of the registered capital. The statutory reserve is established for the purpose of providing employee facilities and other collective benefits to the employees and is non-distributable other than in liquidation.

For the years ended December 31, 2006 and 2005, Lv Bao’s subsidiary, Li Bao contributed $55,494 and $81,392 to statutory reserve, respectively.

11. CONCENTRATION AND RISK

(a)  Major customers and vendors

For each of the years ended December 31, 2006 and 2005, 100% of the Company’s assets were located in the PRC and 100% of the Company’s revenues and purchases were derived from customers and vendors located in the PRC.

Table of Contesnts

SHAANXI LV BAO ENVIRONMENTAL ECO INDUSTRY MANAGEMENT LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005
(Currency expressed in United States Dollars (“US$”))

For the year ended December 31, 2006, customers and vendors who account for 10% or more of revenues and purchases are presented as follows:

Customers	Revenues	Percentage of revenues		Accounts receivable
Customer A	$960,768	28%		$-
Customer B	673,793	20%		7,969
Customer C	390,825	11%		-
Customer D	384,264	11%		138,608
Customer E	369,958	11%		-
Customer F	367,825	11%		-

Total:	$3,147,433	92%	Total:	$146,577

Vendors	Purchases	Percentage of purchases		Accounts payable

Vendor A	$1,272,576	56%		$-
Vendor B	713,821	32%		-
Total:	$1,986,397	88%	Total:	$-

Table of Contesnts

SHAANXI LV BAO ENVIRONMENTAL ECO INDUSTRY MANAGEMENT LTD.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005
(Currency expressed in United States Dollars (“US$”))

For the year ended December 31, 2005, customers and vendors who account for 10% or more of revenues and purchases are presented as follows:

Customers	Revenues	Percentage of revenues		Accounts receivable
Customer A	$1,351,012	27%		$-
Customer B	1,268,786	26%		37,140
Customer C	1,034,917	21%		-
Customer D	709,226	14%		134,061
Customer E	523,574	11%		225,609

Total:	$4,887,515	99%	Total:	$396,810
Vendors	Purchases	Percentage of purchases		Accounts payable

Vendor A	$1,567,530	47%		$-
Vendor B	1,319,936	39%		-
Total:	$2,887,466	86%	Total:	$-

(b) Credit risk

Financial instruments that potentially subject the Company to significant concentrations of credit risk consist principally of accounts receivable. The Company performs ongoing credit evaluations of its customers' financial condition, but does not require collateral to support such receivables.

Table of Contesnts
MANAGEMENT'S DISCUSSION AND ANALYSIS FOR LV BAO
FORWARD LOOKING STATEMENTS

Certain statements in this report, including statements of our expectations, intentions, plans and beliefs, including those contained in or implied by "Management's Discussion and Analysis" and the Notes to Financial Statements, are "forward-looking statements", within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that are subject to certain events, risks and uncertainties that may be outside our control. The words “believe”, “expect”, “anticipate”, “optimistic”, “intend”, “will”, and similar expressions identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. The Company undertakes no obligation to update or revise any forward-looking statements. These forward-looking statements include statements of management's plans and objectives for our future operations and statements of future economic performance, information regarding our expansion and possible results from expansion, our expected growth, our capital budget and future capital requirements, the availability of funds and our ability to meet future capital needs, the realization of our deferred tax assets, and the assumptions described in this report underlying such forward-looking statements. Actual results and developments could differ materially from those expressed in or implied by such statements due to a number of factors, including, without limitation, those described in the context of such forward-looking statements.

CRITICAL ACCOUNTING POLICIES

Revenue recognition

Lv Bao (the "Company") recognizes revenue when persuasive evidence of an arrangement exists, delivery has occurred, the fee is fixed or determinable and collectibility is probable. The Company assesses collectibility based upon the clients’ financial condition and prior payment history, as well as the Company's performance under the contract. The Company recognizes these revenues in the month that the service is provided.

(a) Contract revenue

The Company applies the percentage-of-completion method under SOP 81-1 “Accounting for Performance of Construction-Type and Production-Type Contracts”, to recognize revenues for landscape design and engineering projects that require significant modification or customization subject to the customers. The Company records a provision in those instances in which the Company believe a contract will probably generate a net loss and the Company can reasonably estimate this loss. If the Company cannot reasonably estimate the loss, the Company limits the amount of revenue that the Company recognizes to the costs the Company has incurred, until the Company can estimate the total loss. Advance payments from customers and amounts billed to clients in excess of revenue recognized are recorded as deferred revenue.

(b) Interest income

Interest income is recognized on a time apportionment basis, taking into account the principal amounts outstanding and the interest rates applicable.

Table of Contesnts

Property, Plant, and Equipment

Property, plant and equipment are stated at cost less accumulated depreciation and accumulated impairment losses, if any. Depreciation is calculated on the straight-line basis over the following expected useful lives from the date on which they become fully operational and after taking into account their estimated residual values:

	Depreciable life	Residual value

Leasehold improvement	10 years	5%
Plant and machinery	10 years	5%
Motor vehicles	10 years	5%
Office equipment	5 years	5%

Expenditure for maintenance and repairs is expensed as incurred.

RESULTS OF OPERATIONS

The following discussion should be read in conjunction with the financial statements included in this report and is qualified in its entirety by the foregoing.

Revenues

Net revenues were $3,414,928 for the year ended December 31, 2006, compared to net revenues of $4,899,480 for the year ended December 31, 2005. The sales revenues were due primarily to the landscape design and engineering projects. The Company applied the percentage-of-completion method to recognize revenues for landscape design and engineering projects that require significant modification or customization subject to the customers. During the year ended December 31, 2006, approximately 50% of annual revenues were due to five landscape engineering projects signed in 2006, two of which were completed and the other three projects were expected to be completed in 2007. The Company expects sales to increase during 2007 as the Company has another two new projects with total contract amount of approximately $2,000,000 signed in the first quarter of 2007.

Income / Loss

The Company had net income of $515,582 and $761,589 for the years ended December 31, 2006 and 2005, respectively, primarily attributable to the good profit margin in landscape engineering projects. The gross profits sufficiently covered the operating expenses in both years.

The Company expects to maintain profitability during fiscal year 2007 due to the contracts signed in the first quarter of 2007, which amount is approximately 36% of the total contracts amount in 2006. However, the Company has no responsibility to guarantee the profitability, or the growth of any revenue in the future.

Table of Contesnts

Expenses

Selling, general and administrative expenses for the years ended December 31, 2006 and 2005 were $324,493 and $254,335, respectively. The operating expenses in 2006 consisted of consulting and professional fees of $195,000 and general and administrative expenses of $129,493.

Cost of Revenue

Cost of revenue primarily includes purchase of raw materials, sub-contracting charges and direct overhead. Direct labor would be examples of cost of revenue. During the year ended December 31, 2006, we had $2,266,087 in cost of revenues, which was approximately 66% of revenues. During the years ended December 31, 2005, we had $3,370,714 in cost of revenue, which was approximately 69% of revenues. The cost of revenue as a percentage of revenue was constant during these two years due to the stable price in the cost components. The Company expects to lower the cost of revenue by devoting more time to consulting services in the future.

Impact of Inflation

The Company believes that inflation has had a negligible effect on operations during these years. The Company believes that the Company can offset inflationary increases in the cost of revenue by increasing revenue and improving operating efficiencies.

Liquidity and Capital Resources

Cash flows provided by operating activities were $1,065,594 for the year ended December 31, 2006, compared to cash flows provided by operating activities were $300,476 for the year ended December 31, 2005. Cash flows from operations in 2006 were due primarily to the collection of accounts receivable by $120,950, and the increase in other payables and accrued liabilities by $571,078, partially offset by the increase in unbilled accounts receivable by $236,787 in 2006.

Cash flows used in investing activities were $163,958 and $132,587 for the years ended December 31, 2006 and 2005, respectively, which were due primarily to the purchase of property and equipment during both years.

Cash flows provided by financing activities were $35,947 and $582,217 for the years ended December 31, 2006 and 2005, respectively, which due primarily to the contribution from owners during both years.

The Company projects that the Company will need additional capital to fund operations over the next 12 months. The Company anticipates the Company will need an additional $1,500,000 in working capital during 2007 and $2,000,000 for the two years thereafter.

Table of Contesnts

Overall, the Company has funded its cash needs during 2006 from the receipt of revenues. If the Company is unable to maintain profitability, the Company may need to rely on financing from related parties and outside sources through debt or equity transactions. The Company's related parties are under no legal obligation to provide the Company with capital infusions. Failure to obtain such financing could have a material adverse effect on operations and financial condition.

The Company had cash of $1,857,690 on hand and a working capital of $1,899,466 as of December 31, 2006. Currently, the Company has enough cash to fund its operations for about six months. This is based on current cash flows from operating activities and projected revenues. Also, if the projected revenues fall short of needed capital the Company may not be able to sustain its capital needs. The Company will then need to obtain additional capital through equity or debt financing to sustain operations for an additional year. The Company's current level of operations would require capital of approximately $1,500,000 to sustain operations through year 2007 and approximately $2,000,000 per year thereafter. Modifications to the Company's business plans may require additional capital to operate. For example, if the Company is unable to raise additional capital in the future the Company may need to curtail is number of projects offers or limit its marketing efforts to the most profitable geographical areas. This may result in lower revenues and market share for the Company. In addition, there can be no assurance that additional capital will be available to the Company when needed or available on terms favorable.

On a long-term basis, liquidity is dependent on continuation and expansion of operations, receipt of revenues, and additional infusions of capital and debt financing. The Company's current capital and revenues are insufficient to fund such expansion. If the Company chooses to launch such an expansion campaign, the Company will require substantially more capital. The funds raised from this offering will also be used to market the Company's products and services as well as expand operations and contribute to working capital. However, there can be no assurance that the Company will be able to obtain additional equity or debt financing in the future, if at all. If the Company is unable to raise additional capital, the Company's growth potential will be adversely affected and the Company will have to significantly modify its plans. For example, if the Company is unable to raise sufficient capital to develop its business plan, the Company may need to limit the Company's future marketing efforts to areas that the Company believes would be the most profitable.

Demand for the products and services will be dependent on, among other things, market acceptance of the Company's products, landscaping market in general, and general economic conditions, which are cyclical in nature. Inasmuch as a major portion of the Company's activities is the receipt of revenues from the landscape design and engineering projects, the Company's business operations may be adversely affected by the Company's competitors and prolonged recession periods.

The Company's success will be dependent upon implementing its plan of operations and the risks associated with its business plans. The Company was engaged in landscape engineering advisory service. The Company plans to strengthen its position in landscaping markets. The Company also plans to expand its operations through aggressively marketing its projects.

Table of Contesnts

UNAUDITED FINANCIAL INFORMATION AND MANAGEMENT'S DISCUSSION AND ANALYSIS FOR DISPATCH AUTO PARTS INC. (CONSOLIDATED)

DISPATCH AUTO PARTS, INC. CONDENSED CONSOLIDATED BALANCE SHEET AS OF MARCH 31, 2007 (Currency expressed in United States Dollars (“US$”), except for number of shares) (Unaudited)

March 31, 2007
ASSETS
Current assets:
Cash and cash equivalents	$1,711,870
Billed accounts receivable	210,879
Unbilled accounts receivable	562,300
Prepayments and deposits	3,150
Deferred tax assets	39,586

Total current assets	2,527,785

Property, plant and equipment, net	491,384

TOTAL ASSETS	$3,019,169

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Other payables and accrued liabilities	$457,031
Income tax payable	15,259
Amount due to stockholders	79,646

TOTAL LIABILITIES	551,936

MINORITY INTEREST	119,101

Stockholders’ equity:
Preferred stock, $0.001 par value; 100,000 shares authorized; 100,000 shares issued and outstanding	100
Common stock, $0.001 par value; 100,000,000 shares authorized; 28,662,114 shares issued and outstanding	28,662
Additional paid-in capital	1,110,011
Deferred compensation	(300,000)
Accumulated other comprehensive income	73,559
Statutory reserve	155,661
Retained earnings	1,280,139

Total stockholders’ equity	2,348,132

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$3,019,169

See accompanying notes to condensed consolidated financial statements.

Table of Contesnts

DISPATCH AUTO PARTS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
AND COMPREHENSIVE INCOME
FOR THE THREE AND NINE MONTHS ENDED MARCH 31, 2007 AND 2006
(Currency expressed in United States Dollars (“US$”))
(Unaudited)

	Three months ended March 31,		Nine months ended March 31,
	2007	2006	2007	2006

REVENUE, NET	$385,966	$341,197	$2,447,211	$1,740,041

COST OF REVENUE	241,609	221,094	1,573,202	1,286,730

GROSS PROFIT	144,357	120,103	874,009	453,311

OPERATING EXPENSES:
Consulting and professional fees	13,200	-	56,150	-
Stock-based compensation	60,000	-	210,000	-
General and administrative	34,101	13,983	104,842	73,632
Total operating expenses	107,301	13,983	370,992	73,632

INCOME FROM OPERATIONS	37,056	106,120	503,017	379,679

OTHER INCOME:
Interest income	50	-	296	158
Total other income	50	-	296	158

INCOME BEFORE INCOME TAXES AND MINORITY INTEREST	37,106	106,120	503,313	379,837

Income tax expense	(80,038)	(57,070)	(212,999)	(181,009)
Minority interest	(5,223)	(3,154)	(26,887)	(12,785)

NET (LOSS) INCOME	$(48,155)	$45,896	$263,427	$186,043

Other comprehensive income:
- Foreign currency translation gain	39,766	4,865	46,013	21,240

COMPREHENSIVE (LOSS) INCOME	$(8,389)	$50,761	$309,440	$207,283

Net income per share - basic and diluted	$0.00	$0.00	$0.01	$0.01

Weighted average number of shares outstanding during the period - basic and diluted	27,438,128	26,000,000	26,308,025	26,000,000

See accompanying notes to condensed consolidated financial statements.

Table of Contesnts

DISPATCH AUTO PARTS, INC. CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE NINE MONTHS ENDED MARCH 31, 2007 AND 2006 (Currency expressed in United States Dollars (“US$”)) (Unaudited)

	Nine Months Ended March 31,
	2007	2006
Cash flows from operating activities:
Net income	$263,427	$186,043
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation	78,909	63,909
Deferred tax expense	74,360	15,585
Minority interest	26,887	12,785
Stock-based compensation	210,000	-
Changes in operating assets and liabilities:
Billed accounts receivable	260,856	(390,562)
Unbilled accounts receivable	(671,991)	(38,190)
Income tax payable	(147,410)	12,302
Other payables and accrued liabilities	421,735	(315,798)

Net cash provided by (used in) operating activities	516,773	(453,926)

Cash flows from investing activities:
Purchase of property, plant and equipment	(163,958)	(132,587)

Net cash used in investing activities	(163,958)	(132,587)

Cash flows from financing activities:
Contribution from stockholders	120,895	72,474
Cash from consolidation of subsidiaries	628,773	639,938

Net cash provided by financing activities	749,668	712,412

Foreign currency translation adjustment	46,013	21,240

NET CHANGE IN CASH AND CASH EQUIVALENTS	1,148,496	147,139

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	563,374	921,109

CASH AND CASH EQUIVALENTS, END OF PERIOD	$1,711,870	$1,068,248

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid for income taxes	$286,049	$153,122
Cash paid for interest expenses	$-	$-

See accompanying notes to condensed consolidated financial statements.

Table of Contesnts

DISPATCH AUTO PARTS, INC.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE NINE MONTHS ENDED MARCH 31, 2007 AND 2006
(Currency expressed in United States Dollars (“US$”))
(Unaudited)

NOTE 1 BASIS OF PRESENTATION

The accompanying unaudited condensed consolidated financial statements have been prepared in accordance with both generally accepted accounting principles for interim financial information, and the instructions to Form 10-QSB and Item 310(b) of Regulation S-B. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. The accompanying unaudited condensed consolidated financial statements reflect all adjustments (consisting of normal recurring accruals) that are, in the opinion of management, considered necessary for a fair presentation of the results for the interim periods presented. Interim results are not necessarily indicative of results for a full year.

The condensed consolidated financial statements and related disclosures have been prepared with the presumption that users of the interim financial information have read or have access to our annual audited consolidated financial statements for the preceding fiscal year. Accordingly, these condensed consolidated financial statements should be read in conjunction with the consolidated financial statements and the related notes thereto contained in the Annual Report on Form 10-KSB for the year ended June 30, 2006.

NOTE 2 ORGANIZATION AND BUSINESS BACKGROUND

Dispatch Auto Parts, Inc. (the “Company” or “DPPT”) was organized and existing under the laws of the State of Florida and engaged in the wholesale of auto parts in the States. DPPT is a holding company whose primary business operations are conducted by through its sole operating subsidiary, in the wholesale of auto parts in the States.

On November 8, 2006, DPPT entered a stock exchange transaction with Shaanxi Lv Bao Environmental Eco Industry Management Ltd. (“Lv Bao”) and the transaction was effectively completed on February 6, 2007. Lv Bao was registered as a limited liability company in the People’s Republic of China (the “PRC”) on August 11, 2006 with its principal place of business in Xian City, Shaanxi Province, the PRC. Its registered capital is Renminbi Yuan (“RMB”) 5,000,000 (equivalent to $628,773). Its principal activity was investment holding.

The stock exchange transaction involved the following simultaneous transactions:

1)
the majority shareholders of DPPT deposited the 844,500 shares of the common stock of DPPT into the account of escrow agent in exchange for $530,000 in cash paid by the owners of Lv Bao. The 844,500 shares will be retired back to the treasury upon closing, and;

2)	DPPT issued to the Lv Bao owners 26,000,000 new investment shares of common stock and 100,000 new shares of preferred stock of DPPT in exchange for all of the registered capital of Lv Bao.

Upon completion of the plan of exchange, Lv Bao became a wholly-owned subsidiary of DPPT. Accordingly, there has been a change of control of DPPT and the Lv Bao’s owners now control 91% of the voting power of DPPT.

Table of Contesnts

DISPATCH AUTO PARTS, INC.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE NINE MONTHS ENDED MARCH 31, 2007 AND 2006
(Currency expressed in United States Dollars (“US$”))
(Unaudited)

On August 30, 2006, Lv Bao entered into an acquisition agreement with Shaanxi Li Bao Sheng Tai Ke Ji Gu Fen You Xian Gong Si (“Li Bao”). Li Bao was registered as a limited liability company in the PRC on November 27, 2002 with a registered capital of $8,855,135 (equivalent to RMB70,000,000) and with its principal place of business in Shaanxi Province, the PRC.

Li Bao was formed to engage in the trees and grasses plantation for outdoor decoration and provision of landscape engineering advisory service. In January 2004, Li Bao spun off its trees and grasses plantation business and since then, Li Bao only engages in landscape engineering advisory service.

This acquisition transaction involved that Lv Bao paid to Li Bao’s equity owners a total consideration of $8,285,750 (equivalent to RMB65,500,000) in exchange for 93.57% of the registered capital of Li Bao.

The transaction has been accounted for as a reverse acquisition and recapitalization of Lv Bao whereby Li Bao is deemed to be the accounting acquirer (legal acquiree) and Lv Bao to be the accounting acquiree (legal acquirer). The accompanying consolidated financial statements are in substance those of Li Bao, with the assets and liabilities, and revenues and expenses, of Lv Bao being included effective from the date of stock exchange transaction. Lv Bao is deemed to be a continuation of the business of Li Bao. Accordingly, the accompanying consolidated financial statements include the following:

(1) the balance sheet consists of the net assets of the accounting acquirer at historical cost and the net assets of the accounting acquiree at historical cost;

(2) the financial position, results of operations, and cash flows of the acquirer for all periods presented as if the recapitalization had occurred at the beginning of the earliest period presented and the operations of the accounting acquiree from the date of stock exchange transaction.

DPPT, Lv Bao and Li Bao are hereinafter referred to as (the “Company”).

NOTE 3 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

*	Basis of presentation

These accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America.

*	Use of estimates

In preparing these consolidated financial statements, management makes estimates and assumptions that affect the reported amounts of assets and liabilities in the balance sheet and revenues and expenses during the period reported. Actual results may differ from these estimates.

Table of Contesnts

DISPATCH AUTO PARTS, INC.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE NINE MONTHS ENDED MARCH 31, 2007 AND 2006
(Currency expressed in United States Dollars (“US$”))
(Unaudited)

*	Basis of consolidation

The unaudited condensed consolidated financial statements include the financial statements of the Company and its subsidiaries, Lv Bao and Li Bao.

All significant inter-company balances and transactions within the Company and subsidiaries have been eliminated upon consolidation.

*	Cash and cash equivalents

Cash and cash equivalents are carried at cost and represent cash on hand, demand deposits placed with banks or other financial institutions and all highly liquid investments with an original maturity of three months or less as of the purchase date of such investments.

*	Billed and unbilled accounts receivable

The Company generally bills its customers under its long term contracts pursuant to billing schedules contained in the contracts or, upon completion of agreed milestones or deliveries, with each milestone or delivery typically having a value specified in the contract. Unbilled accounts receivable comprise principally amounts of revenue recognized on contracts for which invoices have not been issued. It is expected that all unbilled accounts receivable balances will be billed in the next twelve months.

*	Property, plant and equipment

Property, plant and equipment are stated at cost less accumulated depreciation and accumulated impairment losses, if any. Depreciation is calculated on the straight-line basis over the following expected useful lives from the date on which they become fully operational and after taking into account their estimated residual values:

	Depreciable life	Residual value

Leasehold improvement	10 years	5%
Plant and machinery	10 years	5%
Motor vehicles	10 years	5%
Office equipment	5 years	5%

Expenditure for maintenance and repairs is expensed as incurred.

Table of Contesnts

DISPATCH AUTO PARTS, INC.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE NINE MONTHS ENDED MARCH 31, 2007 AND 2006
(Currency expressed in United States Dollars (“US$”))
(Unaudited)

*	Impairment of long-lived assets

In accordance with Statement of Financial Accounting Standards (“SFAS”) No. 121, “Accounting for the impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of’, a long-lived assets and certain identifiable intangible assets held and used by the Company are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is evaluated by a comparison of the carrying amount of assets to estimated discounted net cash flows expected to be generated by the assets. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amounts of the assets exceed the fair value of the assets.

*	Revenue recognition

The Company recognizes revenue when persuasive evidence of an arrangement exists, delivery has occurred, the fee is fixed or determinable and collectibility is probable. The Company assesses collectibility based upon our clients’ financial condition and prior payment history, as well as our performance under the contract. The Company recognizes these revenues in the month that the service is provided.

(a) Contract revenue

The Company applies the percentage-of-completion method under SOP 81-1 “Accounting for Performance of Construction-Type and Production-Type Contracts”, to recognize revenues for landscape design and engineering projects that require significant modification or customization subject to the customers. The Company records a provision in those instances in which the Company believe a contract will probably generate a net loss and the Company can reasonably estimate this loss. If the Company cannot reasonably estimate the loss, the Company limits the amount of revenue that the Company recognizes to the costs the Company has incurred, until the Company can estimate the total loss. Advance payments from customers and amounts billed to clients in excess of revenue recognized are recorded as deferred revenue.

(b) Interest income

Interest income is recognized on a time apportionment basis, taking into account the principal amounts outstanding and the interest rates applicable.

*	Cost of revenue

Cost of revenue primarily includes purchase of raw materials, sub-contracting charges and direct overhead.

Table of Contesnts

DISPATCH AUTO PARTS, INC.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE NINE MONTHS ENDED MARCH 31, 2007 AND 2006
(Currency expressed in United States Dollars (“US$”))
(Unaudited)

*	Income taxes

The Company accounts for income taxes in interim periods as required by Accounting Principles Board Opinion No. 28, “Interim Financial Reporting” and as interpreted by FASB Interpretation No. 18, “Accounting for Income Taxes in Interim Periods”. The Company has determined an estimated annual effective tax rate. The rate will be revised, if necessary, as of the end of each successive interim period during the Company’s fiscal year to the Company’s best current estimate.

The estimated annual effective tax rate is applied to the -to-date ordinary income (or loss) at the end of the interim period.

*	Comprehensive income

SFAS No. 130, “Reporting Comprehensive Income”, establishes standards for reporting and display of comprehensive income, its components and accumulated balances. Comprehensive income as defined includes all changes in equity during the period from non-owner sources. Accumulated comprehensive income consists of changes in unrealized gains and losses on foreign currency translation. This comprehensive income is not included in the computation of income tax expense or benefit.

*	Net income per share

The Company calculates net income per share in accordance with SFAS No. 128, “Earnings per Share”. Basic net income per share is computed by dividing the net (loss) income by the weighted-average number of common shares outstanding during the period. Diluted net income per share is computed similar to basic net income per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common stock equivalents had been issued and if the additional common shares were dilutive.

*	Foreign currencies translation

The reporting currency of the Company is the United States dollar (“U.S. dollars”). Transactions denominated in currencies other than U.S. dollar at the average rate for the period. Monetary assets and liabilities denominated in currencies other than U.S. dollar are translated into U.S. dollar at the rates of exchange ruling at the balance sheet date. The resulting exchange differences are recorded in the other expenses in the condensed consolidated statement of operation and comprehensive income.

The Company’s subsidiary maintains its books and records in its local currency, the Renminbi Yuan (“RMB”), which is functional currency as being the primary currency of the economic environment in which its operations are conducted. In general, for consolidation purposes, the Company translates the subsidiary’s assets and liabilities into U.S. dollars using the applicable exchange rates prevailing at the balance sheet date, and the statement of operations is translated at average exchange rates during the reporting period. Adjustments resulting from the translation of the subsidiary’s financial statements are recorded as accumulated other comprehensive income.

Table of Contesnts

DISPATCH AUTO PARTS, INC.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE NINE MONTHS ENDED MARCH 31, 2007 AND 2006
(Currency expressed in United States Dollars (“US$”))
(Unaudited)

*	Stock-based compensation

The Company adopts SFAS No. 123R,“Accounting for Stock-Based Compensation” using the fair value method. Under SFAS No. 123R, stock-based compensation expense is measured at the grant date based on the value of the option or restricted stock and is recognized as expense, less expected forfeitures, over the requisite service period, which is generally the vesting period.

*	Related parties

Parties, which can be a corporation or individual, are considered to be related if the Company has the ability, directly or indirectly, to control the other party or exercise significant influence over the other party in making financial and operating decisions. Companies are also considered to be related if they are subject to common control or common significant influence.

*	Segment reporting

SFAS No. 131 “Disclosures about Segments of an Enterprise and Related Information” establishes standards for reporting information about operating segments on a basis consistent with the Company’s internal organization structure as well as information about geographical areas, business segments and major customers in financial statements. The Company operates in one reportable segment.

*	Fair value of financial instruments

The Company values its financial instruments as required by SFAS No. 107, “Disclosures about Fair Value of Financial Instruments”. The estimated fair value amounts have been determined by the Company, using available market information and appropriate valuation methodologies. The estimates presented herein are not necessarily indicative of amounts that the Company could realize in a current market exchange.

The Company’s financial instruments primarily include cash and cash equivalents, billed and unbilled accounts receivable, prepayments and deposits, other payables and accrued liabilities, amount due to stockholders and deferred tax liabilities.

As of the balance sheet date, the estimated fair values of financial instruments were not materially different from their carrying values as presented due to short maturities of these instruments.

Table of Contesnts

DISPATCH AUTO PARTS, INC.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE NINE MONTHS ENDED MARCH 31, 2007 AND 2006
(Currency expressed in United States Dollars (“US$”))
(Unaudited)

*	Recently issued accounting standards

The Company has reviewed all recently issued, but not yet effective, accounting pronouncements and do not believe the future adoption of any such pronouncements may be expected to cause a material impact on its financial condition or the results of its operations.

On February 15, 2007, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities — Including an Amendment of FASB Statement No. 115” (“SFAS 159”). This standard permits an entity to measure financial instruments and certain other items at estimated fair value. Most of the provisions of SFAS No. 159 are elective; however, the amendment to FASB No. 115, “Accounting for Certain Investments in Debt and Equity Securities,” applies to all entities that own trading and available-for-sale securities. The fair value option created by SFAS 159 permits an entity to measure eligible items at fair value as of specified election dates. The fair value option (a) may generally be applied instrument by instrument, (b) is irrevocable unless a new election date occurs, and (c) must be applied to the entire instrument and not to only a portion of the instrument. SFAS 159 is effective as of the beginning of the first fiscal year that begins after November 15, 2007. Early adoption is permitted as of the beginning of the previous fiscal year provided that the entity (i) makes that choice in the first 120 days of that year, (ii) has not yet issued financial statements for any interim period of such year, and (iii) elects to apply the provisions of FASB 157. Management is currently evaluating the impact of SFAS 159, if any, on the Company’s financial statements.

NOTE 4 BILLED ACCOUNTS RECEIVABLE

The majority of the Company’s sales are on open credit terms and in accordance with terms specified in the contracts governing the relevant transactions. The Company evaluates the need of an allowance for doubtful accounts based on specifically identified amounts that management believes to be uncollectible. If actual collections experience changes, revisions to the allowance may be required. Based upon the aforementioned criteria, management has determined that no allowance for doubtful accounts is required as of March 31, 2007 and 2006, respectively.

NOTE 5 PROPERTY, PLANT AND EQUIPMENT, NET

Property, plant and equipment, net, as of March 31, 2007 consist of the following:

March 31, 2007

Leasehold improvement	$161,255
Plant and machinery	450,504
Motor vehicles	41,472
Office equipment	193,354
846,585
Less: accumulated depreciation	(355,201)
Property, plant and equipment, net	$491,384

Depreciation expense for the nine months ended March 31, 2007 and 2006 were $78,909 and $63,909, respectively.

Table of Contesnts

DISPATCH AUTO PARTS, INC.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE NINE MONTHS ENDED MARCH 31, 2007 AND 2006
(Currency expressed in United States Dollars (“US$”))
(Unaudited)

NOTE 6 OTHER PAYABLES AND ACCRUED LIABILITIES

Other payables and accrued liabilities as of March 31, 2007 consist of the following:

March 31, 2007

Government levy payable	$3,291
Accrued contract costs	403,778
Accrued expenses	49,962
$457,031

NOTE 7 AMOUNT DUE TO STOCKHOLDERS

The amount due to stockholders represented unsecured advances which are interest-free and repayable in next twelve months.

NOTE 8 INCOME TAXES

	Nine months ended March 31,
	2007	2006

Current tax	$138,639	$165,424
Deferred tax	74,360	15,585
Income tax expense	$212,999	$181,009

The Company is registered in the United States of America and has operations in 2 tax jurisdictions: the United States of America and the PRC. The operation in the United States of America has incurred net operating losses for income tax purposes. The Company generated substantially its net income from its PRC operation through the subsidiaries in the PRC and has recorded income tax provision for the nine months ended March 31, 2007 and 2006.

The components of income before income taxes separating U.S. and PRC operations are as follows:

	Nine months ended March 31,
	2007	2006

Loss subject to U.S. operation	$(223,200)	$-
Income subject to PRC operation	726,513	379,837
Income before income taxes	$503,313	$379,837

Table of Contesnts

DISPATCH AUTO PARTS, INC.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE NINE MONTHS ENDED MARCH 31, 2007 AND 2006
(Currency expressed in United States Dollars (“US$”))
(Unaudited)

United States of America

The Company is registered in the State of Florida and is subjected to United States of America tax law.

As of March 31, 2007, the U.S. operation had $223,200 of net operating losses available for federal tax purposes, which are available to offset future taxable income. The net operating loss carry forwards begin to expire in 2027. The Company has provided for a full valuation allowance for any future tax benefits from the net operating loss carryforwards as the management believes it is more likely than not that these assets will not be realized in the future.

The PRC

All the Company’s PRC subsidiaries are subjected to the Enterprise Income Tax governed by the Income Tax Law of the People’s Republic of China. Under the PRC Income Tax Laws, both companies are generally subject to enterprise income tax (“EIT”) at a statutory rate of 33% (30% national income tax plus 3% local income tax).

The reconciliation of income tax rate to the effective income tax rate based on income before income taxes stated in the consolidated statements of operations for the nine months ended March 31, 2007 and 2006 are as follows:

	Nine months ended March 31,
	2007	2006

Income before income taxes	$726,513	$379,837
Statutory income tax rate	33%	33%
	239,749	125,346
Less: items not subject to tax purpose
- Adjusted taxable loss	1,692	-
- Permanent book-tax differences	25,058	55,663
Income tax expenses	$212,999	$181,009

Table of Contesnts

DISPATCH AUTO PARTS, INC.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE NINE MONTHS ENDED MARCH 31, 2007 AND 2006
(Currency expressed in United States Dollars (“US$”))
(Unaudited)

The following table sets forth the significant components of the aggregate net deferred tax (liabilities)/ assets of the Company as of March 31, 2007:

March 31, 2007
Deferred tax assets:
Depreciation	$21,505
Accrued liabilities	201,509
Net operating loss carryforwards	78,120
Total deferred tax assets	301,134

Deferred tax liabilities:
Unbilled accounts receivable	(183,428)

Less: valuation allowance	(78,120)

Net deferred tax assets	$39,586

NOTE 9 STOCK-BASED COMPENSATION

On January 26, 2007, the Company issued 1,000,000 shares of common stock for business advisory services to Greentree Financial Group, Inc, in a term of 2 s ending June 30, 2008. The fair value of this stock issuance was determined using the fair value of the Company’s common stock on the grant date, at a price of $0.51 per share. The Company calculated the stock-based compensation cost of $510,000 and recognized $210,000 to the consolidated statements of operations for the nine months ended March 31, 2007. As of March 31, 2007, the unrecognized cost is recorded as deferred compensation amounting to $300,000.

NOTE 10 CONCENTRATION AND RISK

(a)  Major customers and vendors

For the nine months ended March 31, 2007 and 2006, 100% of the Company’s assets were located in the PRC and 100% of the Company’s revenues and purchases were derived from customers and vendors located in the PRC.

Table of Contesnts

DISPATCH AUTO PARTS, INC.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE NINE MONTHS ENDED MARCH 31, 2007 AND 2006
(Currency expressed in United States Dollars (“US$”))
(Unaudited)

For the nine months ended March 31, 2007, customers and vendors who accounted for 10% or more of revenues and purchases are presented as follows:

Customers	Revenues	Percentage of revenues		Accounts Receivable
Customer A	$708,203	29%		$-
Customer B	410,771	17%		-
Customer C	388,852	16%		-
Customer D	300,608	12%		-
Customer E	283,993	12%		-

Total:	$2,092,427	86%	Total:	$-

Vendors	Purchases	Percentage of purchases		Accounts payable

Vendor A	$883,469	56%		$-
Vendor B	495,561	32%		-
Total:	$1,379,030	88%	Total:	$-

Table of Contesnts

DISPATCH AUTO PARTS, INC.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE NINE MONTHS ENDED MARCH 31, 2007 AND 2006
(Currency expressed in United States Dollars (“US$”))
(Unaudited)

For the nine months ended March 31, 2006, customers and vendors who accounted for 10% or more of revenues and purchases are presented as follows:

Customers	Revenues	Percentage of revenues		Accounts receivable
Customer A	$602,946	35%		$-
Customer B	410,824	24%		-
Customer C	293,444	17%		-
Customer D	220,275	13%		134,854
Customer E	212,552	11%		264,304

Total:	$1,740,041	100%	Total:	$399,158
Vendors	Purchases	Percentage of purchases		Accounts payable

Vendor A	$722,594	56%		$-
Vendor B	405,322	32%		-
Total:	$1,127,916	88%	Total:	$-

(b) Credit risk

Financial instruments that potentially subject the Company to significant concentrations of credit risk consist principally of accounts receivable. The Company performs ongoing credit evaluations of its customers' financial condition, but does not require collateral to support such receivables.

Table of Contesnts

MANAGEMENT'S DISCUSSION AND ANALYSIS OF CONSOLIDATED FINANCIAL CONDITION AND RESULTS OF OPERATION

The following discussion should be read in conjunction with the consolidated financial statements included in this report and is qualified in its entirety by the foregoing.

FORWARD LOOKING STATEMENTS

Certain statements in this report, including statements of our expectations, intentions, plans and beliefs, including those contained in or implied by "Management's Discussion and Analysis" and the Notes to Consolidated Financial Statements, are "forward-looking statements", within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that are subject to certain events, risks and uncertainties that may be outside our control. The words “believe”, “expect”, “anticipate”, “optimistic”, “intend”, “will”, and similar expressions identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. We undertake no obligation to update or revise any forward-looking statements. These forward-looking statements include statements of management's plans and objectives for our future operations and statements of future economic performance, information regarding our expansion and possible results from expansion, our expected growth, our capital budget and future capital requirements, the availability of funds and our ability to meet future capital needs, the realization of our deferred tax assets, and the assumptions described in this report underlying such forward-looking statements. Actual results and developments could differ materially from those expressed in or implied by such statements due to a number of factors, including, without limitation, those described in the context of such forward-looking statements.

CRITICAL ACCOUNTING POLICIES

Revenue recognition

We recognize revenue when persuasive evidence of an arrangement exists, delivery has occurred, the fee is fixed or determinable and collectibility is probable. We assess collectibility based upon the clients’ financial condition and prior payment history, as well as our performance under the contract. We recognize these revenues in the month that the service is provided.

(a) Contract revenue

We apply the percentage-of-completion method under SOP 81-1 “Accounting for Performance of Construction-Type and Production-Type Contracts”, to recognize revenues for landscape design and engineering projects that require significant modification or customization subject to the customers. We record a provision in those instances in which we believe a contract will probably generate a net loss and we can reasonably estimate this loss. If we cannot reasonably estimate the loss, we limit the amount of revenue that we recognize to the costs we have incurred, until we can estimate the total loss. Advance payments from customers and amounts billed to clients in excess of revenue recognized are recorded as deferred revenue.

(b) Interest income

Interest income is recognized on a time apportionment basis, taking into account the principal amounts outstanding and the interest rates applicable.

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Billed and unbilled accounts receivable

We generally bill our customers under its long term contracts pursuant to billing schedules contained in the contracts or, upon completion of agreed milestones or deliveries, with each milestone or delivery typically having a value specified in the contract. Unbilled accounts receivable comprise principally amounts of revenue recognized on contracts for which invoices have not been issued. It is expected that all unbilled accounts receivable balances will be billed in the next 12 months.

Property, Plant, and Equipment

Property, plant and equipment are stated at cost less accumulated depreciation and accumulated impairment losses, if any. Depreciation is calculated on the straight-line basis over the following expected useful lives from the date on which they become fully operational and after taking into account their estimated residual values:

	Depreciable life	Residual value

Leasehold improvement	10 years	5%
Plant and machinery	10 years	5%
Motor vehicles	10 years	5%
Office equipment	5 years	5%

Expenditure for maintenance and repairs is expensed as incurred.

Revenues

Net revenues were $385,966 and $2,447,211 for the three months and nine months ended March 31, 2007, respectively, compared to net revenues of $341,197 and $1,740,041 for the three months and nine months ended March 31, 2006, respectively. The sales revenues were due primarily to the landscape design and engineering projects. We applied the percentage-of-completion method to recognize revenues for landscape design and engineering projects that require significant modification or customization subject to the customers. During the nine months ended March 31, 2007, approximately 86% of the revenues were due to five landscape engineering projects signed in 2006, two of which were completed and the other three projects were expected to be completed in 2007. We expect sales to increase during 2007 as we have another two new projects with total contract amount of approximately $2,000,000 signed in this quarter.

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Income / Loss

We had net loss of $48,155 and net income of $263,427 for the three months and nine months ended March 31, 2007, respectively, compared to net incomes of $45,896 and $186,043 for the three months and nine months ended March 31, 2006, respectively. The net loss for the three months ended March 31, 2007 due primarily to the non-cash consulting expenses, which were $60,000 for the three months ended March 31, 2007. The non-cash consulting expenses were the result of the issuance of 1,000,000 shares of common stock for services. The shares were valued based on the market price on the date of the stock grant, resulting in total expenses of $510,000 for services rendered, which was booked pro rata within the relative service periods. The net income for the nine months ended March 31, 2007 was primarily attributable to the good profit margin in landscape engineering projects. The gross profits sufficiently covered the operating expenses in this period.

We expect to maintain profitability during fiscal year 2007 due to the contracts signed in this quarter, which amount is approximately 36% of the total contracts amount in the calendar year of 2006. However, we have no responsibility to guarantee the profitability, or the growth of any revenue in the future.

Expenses

Operating expenses for the three months and nine months ended March 31, 2007 were $107,301 and $370,992, respectively, compared to operating expenses of $13,983 and $73,632 for the three months and nine months ended March 31, 2006, respectively. The high operating expenses in the fiscal year of 2007 were due primarily to the non-cash consulting expenses, which were $60,000 and $210,000 for the three months and nine months ended March 31, 2007, respectively. The non-cash consulting expenses were the result of the issuance of 1,000,000 shares of common stock for services. The shares were valued based on the market price on the date of the stock grant, resulting in total expenses of $510,000 for services rendered, and booked pro rata due to the service periods.

Cost of Revenue

Cost of revenue primarily includes purchase of raw materials, sub-contracting charges and direct overhead. Direct labor would be examples of cost of revenue. During the three months and nine months ended March 31, 2007, we had cost of revenues of $241,609, or approximately 63% of revenues, and $1,573,202, or approximately 63% of revenues, respectively, versus cost of revenues of $221,094, or approximately 65% of revenues, and $1,286,730, or approximately 74% of revenues, during the three months and nine months ended March 31, 2006, respectively. The cost of revenue as a percentage of revenue was fair stable during the three-month and nine-month periods ended March 31, 2007 and the comparative periods in the previous year primarily attributable to the stable price in the cost components. We expect to lower the cost of revenue by devoting more time to consulting services in the future.

Impact of Inflation

We believe that inflation has had a negligible effect on operations during the three-month and nine-month periods ended March 31, 2007 and the comparative periods in the previous period. We believe that we can offset inflationary increases in the cost of revenue by increasing revenue and improving operating efficiencies.

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Liquidity and Capital Resources

Cash flows provided by operating activities were $516,773 for the nine months ended March 31, 2007, compared to cash flows used in operating activities were $453,926 for the nine months ended March 31, 2006. Cash flows from operations during the nine months ended March 31, 2007 were due primarily to the net income of $263,427, the collection of billed accounts receivable by $260,856, less an increase in unbilled accounts receivable of $671,991 and the increase in other payables and accrued liabilities by $421,735, partially offset by the increase in unbilled accounts receivable by $671,991 during the nine months ended March 31, 2007.

Cash flows used in investing activities were $163,958 and $132,587 for the nine months ended March 31, 2007 and 2006, respectively, which were due primarily to the purchase of property and equipment during both periods.

Cash flows provided by financing activities were $749,668 and $712,412 for the nine months ended March 31, 2007 and 2006, respectively, which due primarily to the contribution from stockholders and cash from consolidation of subsidiaries for both comparative periods.

We project that we will need additional capital to fund operations over the next 12 months. We anticipate that we will need an additional $1,500,000 in working capital during 2007 and $2,000,000 for the two years thereafter.

Overall, we have funded its cash needs during nine months ended March 31, 2007 from the receipt of revenues and contribution from shareholders. If we are unable to maintain profitability, we may need to rely on financing from related parties and outside sources through debt or equity transactions. Our related parties are under no legal obligation to provide us with capital infusions. Failure to obtain such financing could have a material adverse effect on consolidated operations and consolidated financial condition.

We had cash of $1,711,870 on hand and a working capital of $1,975,849 as of March 31, 2007. Currently, we have enough cash to fund its operations for about six months. This is based on current cash flows from operating activities and projected revenues. However, if the projected revenues fall short of needed capital we may not be able to sustain its capital needs. We will then need to obtain additional capital through equity or debt financing to sustain operations for an additional year. Our current level of operations would require capital of approximately $1,500,000 to sustain operations through year 2007 and approximately $2,000,000 per year thereafter. Modifications to our business plans may require additional capital to operate. For example, if we are unable to raise additional capital in the future we may need to curtail is number of projects offers or limit its marketing efforts to the most profitable geographical areas. This may result in lower revenues and our market share. In addition, there can be no assurance that additional capital will be available to us when needed or available on terms favorable.

On a long-term basis, liquidity is dependent on continuation and expansion of operations, receipt of revenues, and additional infusions of capital and debt financing. Our current capital and revenues are insufficient to fund such expansion. If we choose to launch such an expansion campaign, we will require substantially more capital. The funds raised from this offering will also be used to market our products and services as well as expand operations and contribute to working capital. However, there can be no assurance that we will be able to obtain additional equity or debt financing in the future, if at all. If we are unable to raise additional capital, our growth potential will be adversely affected and we will have to significantly modify its plans. For example, if we are unable to raise sufficient capital to develop its business plan, we may need to limit our future marketing efforts to areas that we believe would be the most profitable.

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Demand for the products and services will be dependent on, among other things, market acceptance of our products, landscaping market in general, and general economic conditions, which are cyclical in nature. Inasmuch as a major portion of our activities is the receipt of revenues from the landscape design and engineering projects, our business operations may be adversely affected by our competitors and prolonged recession periods.

Our success will be dependent upon implementing its plan of operations and the risks associated with its business plans. We were engaged in landscape engineering advisory service. We plan to strengthen our position in landscaping markets. We also plan to expand its operations through aggressively marketing its projects.

K. MERGERS, CONSOLIDATIONS, ACQUISITIONS AND SIMILAR MATTERS

Summary term sheet

On November 8, 2006, the Company and predecessor of the Company, executed a Plan of Exchange (the "Agreement"), between and among the Company, Shan Xi Lv Bao Environmental Eco Industry Management Ltd., a corporation organized and existing under the laws of the Peoples' Republic of China ("Lv Bao"), the shareholders of Lv Bao (the "Lv Bao Shareholders") and the Majority Shareholder of the Company (the "Majority Shareholder").

Pursuant to the Agreement, on February 6, 2007, the Majority Shareholder of the Company and a related shareholder returned 844,500 shares of the Company's common stock to the treasury of the Company in exchange for total payments of $530,000 in cash and the Company issued to the Lv Bao Shareholders an amount equal to 26,000,000 new investment shares of Common Stock and 100,000 new shares of Preferred Stock of the Company pursuant to Regulation S under the Securities Act of 1933, as amended, in exchange for all of the shares of registered capital of Lv Bao. Upon completion of the exchange, Lv Bao became a wholly-owned subsidiary of the Company.

In addition, on February 14, 2007, pursuant to a Purchase Agreement, the Majority Shareholder of the Company tendered a cash purchase price of $10 and assumed certain liabilities in exchange for all outstanding shares of Dispatch Auto Parts II, Inc. ("Dispatch II"), a Florida subsidiary held by the Company. As a result of the transactions consummated at the closing, the purchase and issuance gave the Majority Shareholder a 'controlling interest' in Dispatch II, and Dispatch II was no longer a wholly-owned subsidiary of the Registrant.

Contact information

The Company has its principal executive offices at Dispatch Auto Parts Inc., 391 Hua Yu Lane, Dong Xin Street, Xi An City, P. R. China. The Company’s telephone number is (8629) 8826-5109.

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Business description of Lv Bao

GENERAL

Introduction

Lv Bao was registered as a limited liability company in the People’s Republic of China on August 11, 2006 with the registered capital of RMB 5,000,000 (approximately equal to US$628,773). Lv Bao was a holding company engaged in investment activities. Its main business located in Xi’an City, Shaanxi Province, P. R. China.

On August 30, 2006, Lv Bao entered into an acquisition agreement with Shaanxi Li Bao Sheng Tai Ke Ji Gu Fen You Xian Gong Si (“Li Bao”). Li Bao was registered as a limited liability company in the P. R. China on November 27, 2002 with the registered capital of RMB 70,000,000 (approximately equal to $8,855,135). Li Bao's principal business is located in Shaanxi Province, P. R. China. Pursuant to the acquisition agreement, a payment of RMB 65,500,000 (approximately equal to $8,285,750) was made to Li Bao’s equity owners in exchange for 93.57% of the registered capital of Li Bao.

The transaction has been accounted for as a reverse acquisition and recapitalization of Lv Bao whereby Li Bao is deemed to be the accounting acquirer (legal acquiree) and Lv Bao to be the accounting acquiree (legal acquirer). The accompanying consolidated financial statements are in substance those of Li Bao, with the assets and liabilities, and revenues and expenses, of Lv Bao being included effective from the date of stock exchange transaction. Lv Bao is deemed to be a continuation of the business of Li Bao. Accordingly, the accompanying consolidated financial statements include the following:

(1)	the balance sheet consists of the net assets of the accounting acquirer at historical cost and the net assets of the accounting acquiree at historical cost;

(2)
the financial position, results of operations, and cash flows of the acquirer for all periods presented as if the recapitalization had occurred at the beginning of the earliest period presented and the operations of the accounting acquiree from the date of stock exchange transaction.

Lv Bao and Li Bao are hereinafter referred to as (“the Company”).

The Company was engaged in landscape engineering advisory services since January 2004. The Company has 14 years experiences in urban landscaping industry. The landscaping projects cover public parks, memorials, convention centers, squares, hotels, highway's side view, and so on, some of which were granted as landmarks in the local cities. Technology application and improvement is the key for the company in marketing. Currently, the company is holding the leadership in Xi'an city amongst the non-state-owned corporations.

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Marketing opportunities

Rapid urbanization in China

China's open door policy has triggered economic progress and urban development of unrivaled speed and dimension in the past two decades. For the coming two decades China - and the world - expect the explosive growth in both the economy and the urbanized areas to reach a new pinnacle.

This advancement has propelled Chinese cities and their inhabitants into the modernization with amazing velocity. Modernity sweeps across the country beyond the coastal boomtowns deep into the countryside. Therefore, the demand for urban landscape increases dramactically in China.

Advocacy for garden city

Current development forces in China are characterized by a steady population growth, an ongoing urbanization of the former agriculturally-based population, an aggressive economic growth and a rapid motorization, of which economic forces become increasingly decisive in the process of urbanization, giving impetus particularly to the growth of the large cities. At the same time, there is no comprehensive regional planning, nor national land development approach. The consequence threatens to be a scattered low-density urbanization of the countryside and a fast, uncontrolled and uncoordinated growth of the large city regions. The conflict caught Chinese government's high attention. In order to build up a suitable environment for inhabitants, garden city construction is included in local government's agenda. It is also one of the measurments to evaluate local government's performance.

Increase in urban landscape investment

The total investment in urban landscape was approximately $14.8 billion from Chinese government from 2001 to 2005, increasing by approximately 113% compared to the previous five-year period. Chinese government also encourages enterprises investing more in urban landscape construction by allowing them to name the invested landscape. In addition, a capital raising system for urban landscape is forming, which is secured by government funds.

Motivation by 2008 Olympic Games

The Beijing 2008 Olympic Games will be a spur to Asia's tourism industry as many people looking to attend the event also plan to spend time exploring other parts of China and Asia, according to a recent industry survey jointly conducted by the Pacific Asia Travel Association (PATA) and Visa International Asia Pacific. Almost nine out of 10 people planning to visit Beijing for the Olympics will visit other Chinese cities if time permits. Motivated by 2008 Olympic Games, the demand for urban landscape is expected to keep increasing.

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Marketing Strategy

The Company expects to enhance its market shares in the northwest China via following marketing strategies:

Improving technologies. Technology application and improvement is the key for the company in marketing. In order to maintain the leading position in landscaping technology, the Company keeps a long-term relationship with local research institutes and universities. The Company also retains foreign experts for short-term supervision. The expenses in research and development every year are approximately 6% of revenues.

Seeking for supports from local government. The local government in Xi An, the city where the Company is located, targets to turn Xi An into a garden city within three years. In order to reach this goal, the government encourages enterprises to invest in urban landscape and support the competent companies to engage in urban landscaping industry. In addition, the government plans to build up approximately 175 small-size squares all over the city. The Company is expected to be supported by the local government due to its high reputation, professional design, quality control and management.

Seeking for strategic partners. In order to lower the construction cost of urban landscaping projects and ensure the diversity of plant species, the Company intends to enter into collaborative arrangements with local farmers. The Company will introduce good species to the farmers and send technicians for the training.

Competition

The Company is subject to intensive competition in urban landscaping industry. No entity, including the Company, currently dominates the urban landscaping industry and the Company does not believe that one organization has the capability to serve the entire market. Many competitors possess greater financial, managerial and technical resources and high reputations, all of which put the Company at a competitive disadvantage. The competitors may be in a position to devote greater resources in the sales, marketing, and projects management and therefore considerably impact the Company's ability to successfully in marketing.

Government Regulation

The Company is primarily influenced by environmental laws focusing on infrastructure, development, and planning related activities.

Employees

Currently, the Company has 68 employees, of which 7 persons are senior management and 23 persons perform landscape construction. 38.2% of total employees have bachelor degrees or above.

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Risk Factors

There are a number of important factors that could cause our actual results to differ materially from those that are indicated by forward-looking statements. Those factors include, without limitation, those listed below and elsewhere herein.

Changes in governmental policies could reduce demand for the Company’s services

Most of the Company’s business is driven by governmental policies and the supports from the local government. Any changes in governmental policies regarding the funding or enforcement would have an adverse impact on the Company’s revenues. Also, reduced spending by governments may increase competition within the Company's industry which may directly affect future revenue and profits.

As a government contractor, the Company is subject to a number of procurement laws and regulations, as well as government agency audits. Any violation of these laws could result in economic harm to the Company’s operations

The Company must comply with certain laws relating to the procurement and administration of government contracts.  These laws impact how the Company does business with government clients and can increase the cost of doing business. Government agencies as well as numerous local agencies routinely audit government contractors and their performance under specific contracts to determine if a contractor’s cost structure is compliant with applicable laws and regulations.

The Company depends on government work for a significant portion of its revenues. The Company’s inability to win or renew government contracts during procurement cycles could significantly reduce Company profits

The Company significantly depends on government work for its revenues. An inability to win or renew government contracts would adversely affect operations and significantly reduce profits. Government contracts are typically awarded through a highly regulated procurement process. However, the state-owned companies take the priority in most government projects. In addition, some government contracts are awarded to multiple competitors, causing increased competition and downward pricing pressure. This may lead to increased pressure to control costs. If the Company cannot reduce or control costs on these contracts, losses may occur.

The use of percentage of completion method of accounting could result in a reduction or reversal of previously recorded revenues and profits.

A portion of the Company’s revenues and profits are measured and recognized using the percentage of completion method of accounting which is discussed further in Note 2 of the Audited Consolidated Financial Statements. The use of this method results in the recognition of revenues and profits ratably over the life of a contract. The effect of revisions to revenues and estimated costs is recorded when the amounts are known or can be reasonably estimated. Such revisions could occur in any period and their effects could be material. Although the Company has historically been able to make reasonably accurate estimates of work progress, the uncertainties inherent in the estimating process make it possible for actual costs to vary from estimates in a material amount, including reductions or reversals of previously recorded revenues and profits.

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We will need additional capital in the future. If additional capital is not available, we may be forced to delay or curtail the development of our product candidates.

We anticipate that our existing capital resources and expected projects revenues will enable us to maintain our current operations for at least the next 12 months. We may need additional capital to fund our operations beyond 2007. Our requirements for additional capital could be substantial and will depend on many other factors, including:

•	payments received under future collaborative partner agreements;

•	continued progress of research and development;

•	our ability to win or renew government contracts;

•	development of marketing capabilities; and

We have no significant committed sources of additional capital. To the extent our capital resources are insufficient to meet future capital requirements, we will have to raise additional funds to enhance our ability to win or renew the contracts. We cannot assure you that funds will be available on favorable terms, if at all. To the extent we raise additional capital through the sale of securities, the issuance of those securities could result in dilution to our stockholders. In addition, if we obtain debt financing, a substantial portion of our operating cash flow may be dedicated to the payment of principal and interest on such indebtedness, thus limiting funds available for our business activities. If adequate funds are not available, we may be required to curtail significantly our development.

Our assets are located in China and its revenues are derived from its operations in China

In terms of industry regulations and policies, the economy of China has been transitioning from a planned economy to market oriented economy. Although in recent years the Chinese government has implemented measures emphasizing the utilization of market forces for economic reforms, the reduction of state ownership of productive assets and the establishment of sound corporate governance in business enterprises, a substantial portion of productive assets in China are still owned by the Chinese government. For example, all lands are state owned and are leased to business entities or individuals through governmental granting of State-owned Land Use Rights. The granting process is typically based on government policies at the time of granting and it could be lengthy and complex. This process may adversely affect our company’s future manufacturing expansions. The Chinese government also exercises significant control over China’s economic growth through the allocation of resources, controlling payment of foreign currency and providing preferential treatment to particular industries or companies. Uncertainties may arise with changing of governmental policies and measures. At present, our company’s development of research and development technologies and products is subject to approvals from the relevant government authorities in China. Such governmental approval processes are typically lengthy and complex, and never certain to be obtained.

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Political and economic risks

China is a developing country with a young market economic system overshadowed by the state. Its political and economic systems are very different from the more developed countries and are still in the stage of change. China also faces many social, economic and political challenges that may produce major shocks and instabilities and even crises, in both its domestic arena and in its relationship with other countries, including but not limited to the United States. Such shocks, instabilities and crises may in turn significantly and adversely affect our performance.

Risks related to interpretation of China laws and regulations which involves significant uncertainties

China’s legal system is based on written statutes and their interpretation by the Supreme People’s Court. Prior court decisions may be cited for reference but have limited value as precedents. Since 1979, the Chinese government has been developing a comprehensive system of commercial laws, and considerable progress has been made in introducing laws and regulations dealing with economic matters such as foreign investment, corporate organization and governance, commerce, taxation and trade. However, because these laws and regulations are relatively new, and because of the limited volume of published cases and judicial interpretation and their lack of force as precedents, interpretation and enforcement of these laws and regulations involve significant uncertainties. In addition, as the Chinese legal system develops, we cannot assure that changes in such laws and regulations, and their interpretation or their enforcement will not have a material adverse effect on our business operations.

Currency conversion and exchange rate volatility could adversely affect our financial condition.

The PRC government imposes control over the conversion of Renminbi into foreign currencies. Under the current unified floating exchange rate system, the People’s Bank of China publishes an exchange rate, which we refer to as the PBOC exchange rate, based on the previous day’s dealings in the inter-bank foreign exchange market. Financial institutions authorized to deal in foreign currency may enter into foreign exchange transactions at exchange rates within an authorized range above or below the PBOC exchange rate according to market conditions.

Pursuant to the Foreign Exchange Control Regulations of the PRC issued by the State Council which came into effect on April 1, 1996, and the Regulations on the Administration of Foreign Exchange Settlement, Sale and Payment of the PRC which came into effect on July 1, 1996, regarding foreign exchange control, conversion of Renminbi into foreign exchange by Foreign Investment Enterprises, or FIEs for use on current account items, including the distribution of dividends and profits to foreign investors, is permissible. FIEs are permitted to convert their after-tax dividends and profits to foreign exchange and remit such foreign exchange to their foreign exchange bank accounts in the PRC.

Conversion of Renminbi into foreign currencies for capital account items, including direct investment, loans, and security investment, is still subject to certain restrictions. On January 14, 1997, the State Council amended the Foreign Exchange Control Regulations and added, among other things, an important provision, which provides that the PRC government shall not impose restrictions on recurring international payments and transfers under current account items.

Enterprises in PRC (including FIEs) which require foreign exchange for transactions relating to current account items, may, without approval of the State Administration of Foreign Exchange, or SAFE, effect payment from their foreign exchange account or convert and pay at the designated foreign exchange banks by providing valid receipts and proofs.

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Convertibility of foreign exchange in respect of capital account items, such as direct investment and capital contribution, is still subject to certain restrictions, and prior approval from the SAFE or its relevant branches must be sought.

We are a FIE to which the Foreign Exchange Control Regulations are applicable. There can be no assurance that we will be able to obtain sufficient foreign exchange to pay dividends or satisfy other foreign exchange requirements in the future.

Since 1994, the exchange rate for Renminbi against the United States dollars has remained relatively stable, most of the time in the region of approximately RMB8.28 to US$1.00. However, in 2005, the Chinese government announced that would begin pegging the exchange rate of the Chinese Renminbi against a number of currencies, rather than just the U.S. dollar. As our operations are primarily in China, any significant revaluation of the Chinese Renminbi may materially and adversely affect our cash flows, revenues and financial condition. For example, to the extent that we need to convert United States dollars into Chinese Renminbi for our operations, appreciation of this currency against the United States dollar could have a material adverse effect on our business, financial condition and results of operations. Conversely, if we decide to convert Chinese Renminbi into United States dollars for other business purposes and the United States dollar appreciates against this currency, the United States dollar equivalent of the Chinese Renminbi we convert would be reduced.

Terms of the transaction

On November 8, 2006, the Company and predecessor of the Company, executed a Plan of Exchange (the "Agreement"), between and among the Company, Shan Xi Lv Bao Environmental Eco Industry Management Ltd., a corporation organized and existing under the laws of the Peoples' Republic of China ("Lv Bao"), the shareholders of Lv Bao (the "Lv Bao Shareholders") and the Majority Shareholder of the Company (the "Majority Shareholder").

Pursuant to the Agreement, on February 6, 2007, the Majority Shareholder of the Company and a related shareholder returned 844,500 shares of the Company's common stock to the treasury of the Company in exchange for total payments of $530,000 in cash and the Company issued to the Lv Bao Shareholders an amount equal to 26,000,000 new investment shares of Common Stock and 100,000 new shares of Preferred Stock of the Company pursuant to Regulation S under the Securities Act of 1933, as amended, in exchange for all of the shares of registered capital of Lv Bao. Upon completion of the exchange, Lv Bao became a wholly-owned subsidiary of the Company.

In addition, on February 14, 2007, pursuant to a Purchase Agreement, the Majority Shareholder of the Company tendered a cash purchase price of $10 and assumed certain liabilities in exchange for all outstanding shares of Dispatch Auto Parts II, Inc. ("Dispatch II"), a Florida subsidiary held by the Company. As a result of the transactions consummated at the closing, the purchase and issuance gave the Majority Shareholder a 'controlling interest' in Dispatch II, and Dispatch II was no longer a wholly-owned subsidiary of the Registrant.

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Selected financial data of Lv Bao (audited)

	Years ended December 31
	2006	2005

Net Sales	$3,414,928	$4,899,480

Net Income	515,582	761,589

Comprehensive Income	540,393	778,132

	As of December 31,
	2006	2005

Total Assets	$3,162,999	$1,925,841

Working Capital	1,899,466	1,351,489

Shareholders’ Equity	2,166,467	1,626,074

No dividends have been declared or paid for any of the periods presented.

Pro forma selected financial data (unaudited)

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Year ended December 31, 2006

Net sales	$3,574,326

Operating income	745,872

Net income	450,716

Comprehensive income	475,527

Year ended December 31, 2005

Net Sales	$5,054,454

Operating income	1,042,841

Net income	541,271

Comprehensive income	557,814

As of December 31, 2006

Total Assets	$3,191,423

Working Capital	1,914,902

Shareholders’ Equity	2,181,903

No dividends have been declared or paid for any of the periods presented.

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Pro forma information

The following pro forma financial statements, of Registrant and Lv Bao are set forth below: (i) Consolidated (Unaudited) Condensed Pro Forma Balance Sheet of Dispatch Auto Parts, Inc. and Lv Bao as of December 31, 2006; (ii) Consolidated (Unaudited) Condensed Pro Forma Statement of Operations for the year ended December 31, 2006; and (iii) Consolidated (Unaudited) Condensed Pro Forma Statement of Operations for the year ended December 31, 2005.

PRO FORMA FINANCIAL STATEMENTS

The following consolidated (Unaudited) condensed pro forma balance sheet reflects the financial position of Dispatch Auto Parts Inc. as of December 31, 2006 as if the merger with Lv Bao had been completed as of that date, and the consolidated (Unaudited) condensed pro forma statements of income for Dispatch Auto Parts Inc. for the year ended December 31, 2006 and for the year ended December 31, 2005 as if the merger had been completed as of those dates. The merger was actually consummated on February 15, 2007.

These financial statements are presented for informational purposes only and do not purport to be indicative of the financial position that would have resulted if the merger had been consummated at each company's year end. The pro forma financial statements should be read in conjunction with Registrant’s financial statements and related notes thereto contained in Registrant’s SEC quarterly and annual filings (including the current reports on Form 8-K filed with the Commission in connection with the reverse merger) and Lv Bao’s financial statements and related notes thereto contained elsewhere in this Form 8-K.

A final determination of required purchase accounting adjustments, including the allocation of the purchase price to the assets acquired based on their respective fair values, has not yet been made. Accordingly, the purchase accounting adjustments made in connection with the development of the pro forma financial statements are preliminary and have been made solely for purposes of developing the pro forma combined financial information.

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DISPATCH AUTO PARTS AND SHAANXI LV BAO ENVIRONMENTAL ECO INDUSTRY MANAGEMENT LTD.
Consolidated (Unaudited) Condensed Balance Sheet
As of December 31, 2006

		Shaanxi
		Lv Bao
	Dispatch	Environmental
	Auto	Eco Industry
ASSETS	Parts	Management	(Unaudited)		(Unaudited)
	Inc.	Ltd.	Adjustments		Total
CURRENT ASSETS
Cash and Cash Equivalents	$1,145	$1,857,690	$-		$1,858,835
Inventory	26,789	-	-		26,789
Billed Accounts Receivable	-	345,848	-		345,848
Unbilled Accounts Receivable	-	344,201	-		344,201
Accounts Receivable - Related Party	490	-	-		490
Deferred Tax Assets	-	104,083	-		104,083
TOTAL CURRENT ASSETS	28,424	2,651,822	-		2,680,246

PROPERTY AND EQUIPMENT
Property, Plant and Equipment	-	846,585	-		846,585
Accumulated Depreciation	-	(335,408)	-		(335,408)
Net Property and Equipment	-	511,177	-		511,177

TOTAL ASSETS	$28,424	$3,162,999	$-		$3,191,423

LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES
Accounts Payable	$12,988	$-	$-		$12,988
Income Taxes Payable	-	133,691	-		133,691
Other Payables and Accrued Liabilities	-	618,665	-		618,665
TOTAL CURRENT LIABILITIES	12,988	752,356	-		765,344

LONG-TERM LIABILITIES
Amount Due to Owners	$-	$130,298	$-		$130,298

TOTAL LIABILITIES	12,988	882,654	-		895,642

MIORITY INTEREST	$-	$113,878	$-		$113,878

STOCKHOLDERS' EQUITY
Registered Capital	$-	628,773	(628,773)	A	$-
Statutory Reserve	-	155,661	(155,661)	A	-
Preferred Stock ($.001 par value, 100,000 shares authorized:
none issued and outstanding at December 31, 2006	-	-	100	A	100
Common Stock ($.001 par value, 100,000,000 shares authorized: 2,506,614
shares issued and outstanding at December 31, 2006 and 27,662,114 subsequent to	2,507	-	25,156	B	27,663
Accumulated Other Comprehensive Income	-	53,739	(53,739)	A	-
Additional Paid-in-Capital	475,424	-	2,141,211	A, B	2,616,635
Retained Earnings (Deficit)	(462,495)	1,328,294	(1,328,294)	A	(462,495)
TOTAL STOCKHOLDERS' EQUITY	15,436	2,166,467	-		2,181,903

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$28,424	$3,162,999	-		$3,191,423

See accompanying notes to (unaudited) pro forma financial statements.

Table of Contesnts

DISPATCH AUTO PARTS AND SHAANXI LV BAO ENVIRONMENTAL ECO INDUSTRY MANAGEMENT LTD.
Consolidated (Unaudited) Condensed Pro Forma Statement of Operations
For the Year Ended December 31, 2006

		Shaanxi
		Lv Bao
	Dispatch	Environmental
	Auto	Eco Industry	(Unaudited)	(Unaudited)
	Parts	Management	ProForma	ProForma
	Inc.	Ltd.	Adjustments	Total
SALES AND COST OF SALES:
Sales	$159,398	$3,414,928	$-	$3,574,326
Cost of Sales	120,400	2,266,087	-	2,386,487
Gross Profit	38,998	1,148,841	-	1,187,839

OPERATING EXPENSES:
Selling, general and administrative	117,474	324,493	-	441,967
	117,474	324,493	-	441,967

INCOME (LOSS) FROM OPERATIONS	(78,476)	824,348	-	745,872

OTHER INCOME:
Interest Income and Misc.	13,610	246	-	13,856

INCOME (LOSS) BEFORE INCOME TAXES AND MINORITY INTEREST	(64,866)	824,594	-	759,728

INCOME TAX EXPENSE	-	(273,329)	-	(273,329)

INCOME (LOSS) BEFORE MINORITY INTEREST	(64,866)	551,265	-	486,399

MINORITY INTEREST	-	(35,683)	-	(35,683)

NET INCOME (LOSS)	$(64,866)	$515,582	$-	$450,716

Foreign Currency Translation Gain	-	24,811	-	24,811

COMPREHENSIVE INCOME (LOSS)	$(64,866)	$540,393	$-	$475,527

See accompanying notes to (unaudited) pro forma financial statements.

Table of Contesnts

DISPATCH AUTO PARTS AND SHAANXI LV BAO ENVIRONMENTAL ECO INDUSTRY MANAGEMENT LTD.
Consolidated (Unaudited) Condensed Pro Forma Statement of Operations
For the Year Ended December 31, 2005

		Shaanxi
		Lv Bao
	Dispatch	Environmental
	Auto	Eco Industry	(Unaudited)	(Unaudited)
	Parts	Management	ProForma	ProForma
	Inc.	Ltd.	Adjustments	Total
SALES AND COST OF SALES:
Sales	$154,974	$4,899,480	$-	$5,054,454
Cost of Sales	114,454	3,370,714	-	3,485,168
Gross Profit	40,520	1,528,766	-	1,569,286

OPERATING EXPENSES:
Selling, general and administrative	272,110	254,335	-	526,445
	272,110	254,335	-	526,445

INCOME (LOSS) FROM OPERATIONS	(231,590)	1,274,431	-	1,042,841

OTHER INCOME:
Interest Income and Misc.	13,230	158	-	13,388

INCOME (LOSS) BEFORE INCOME TAXES AND MINORITY INTEREST	(218,360)	1,274,589	-	1,056,229

INCOME TAX EXPENSE	(1,958)	(460,665)	-	(462,623)

INCOME (LOSS) BEFORE MINORITY INTEREST	(220,318)	813,924	-	593,606

MINORITY INTEREST	-	(52,335)	-	(52,335)

NET INCOME (LOSS)	$(220,318)	$761,589	$-	$541,271

Foreign Currency Translation Gain	-	16,543	-	16,543

COMPREHENSIVE INCOME (LOSS)	$(220,318)	$778,132	$-	$557,814

See accompanying notes to (unaudited) pro forma financial statements.

Table of Contesnts

DISPATCH AUTO PARTS AND SHAANXI LV BAO ENVIRONMENTAL ECO INDUSTRY MANAGEMENT LTD. (Lv Bao)
Adjustments to Consolidated (Unaudited) Condensed Pro Forma Statements
December 31, 2006

A = On November 8, 2006, the Registrant entered into a Plan of Exchange with Lv Bao and filed an 8-K. The Lv Bao stockholders acquired the majority of the outstanding common stock of the Registrant. The transaction is accounted for as a reverse purchase acquisition/merger wherein Lv Bao is the accounting acquirer and the Registrant is the legal acquirer. Accordingly, the accounting acquirer records the assets purchased and liabilities assumed as part of the merger and the entire stockholders equity section of the legal acquirer is eliminated with negative book value acquired offset against the paid in capital of the accounting acquirer.

B = To subsequently record 26,000,000 common shares issued to Lv Bao shareholders, 100,000 new shares of preferred stock and return of 844,500 shares to the treasury per 8-K above.

Table of Contesnts

ITEM 2. STATEMENTS THAT PROXIES ARE NOT SOLICITED.

WE ARE NOT ASKING FOR A PROXY AND SHAREHOLDERS ARE NOT REQUESTED TO SEND US A PROXY.

ITEM 3. INTEREST OF CERTAIN PERSONS.

Set forth below are the substantial interests, direct or indirect, by security holdings or otherwise, of each person who has been a director or officer of the Company at any time since the beginning of the last fiscal year in the matters that action was taken upon by Majority Shareholder Action as described in this Information Statement on Schedule 14C:

OFFICERS, DIRECTORS AND BENEFICIAL OWNERS, AS OF APRIL 16, 2007

Title of Class	Name & Address of Beneficial Owner(1)	Amount & Nature of Beneficial Owner	% of Class(2)
Common Stock, $.001 Par Value	Liu, Sheng Li 13 Rows 3, 1 Railway Village Xincheng Dist., Shaanxi, P.R.China	8,580,000	29.93%
Common Stock, $.001 Par Value	Ding, Hong Mei 24 Flat 5 Fuli Village 3 Textile Mill, Baqiao Dist. Shaanxi, P.R.China	1,288,820	4.50%
Common Stock, $.001 Par Value	Cai, Xiao Ying 3 Gate 3, East Railway New Village, Xincheng Dist., Shaanxi, P.R.China	2,340,000	8.16%
Common Stock, $.001 Par Value	Xie, Qing 305 Gate 4, Flat 9, Suo Luo Lane Beilin Dist., Shaanxi, P.R.China	2,340,000	8.16%
Common Stock, $.001 Par Value	All directors and executive officers as a group (five persons)	9,868,820	34.43%

Preferred Stock, $.001 Par Value	Liu, Sheng Li 13 Rows 3, 1 Railway Village Xincheng Dist., Shaanxi, P.R.China	100,000	100.00%
Preferred Stock, $.001 Par Value	All directors and executive officers as a group (five persons)	100,000	100.00%

(1) Unless stated otherwise, the business address for each person named is c/o Dispatch Auto Parts Inc.

(2) Calculated pursuant to Rule 13d-3(d) (1) of the Securities Exchange Act of 1934. Under Rule 13d-3(d), shares not outstanding which are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by a person, but not deemed outstanding for the purpose of calculating the percentage owned by each other person listed. We believe that each individual or entity named has sole investment and voting power with respect to the shares of common stock indicated as beneficially owned by them (subject to community property laws where applicable) and except where otherwise noted.

Table of Contesnts

ITEM 4. OTHER AND GENERAL INFORMATION.

Our Annual Report on Form 10-KSB, for the year ended June 30, 2006, including audited financial statements as of that date, and our Quarterly Report on Form 10QSB, for the quarter ended March 31, 2007, are available on request. Further information is available by request or can be accessed on the Internet. We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith file annual and quarterly reports, proxy statements and other information with the Securities Exchange Commission. Reports, proxy statements and other information filed by DPPT can be accessed electronically by means of the Security Exchange Commission's home page on the Internet at http://www.sec.gov or at other Internet sites such as http://www.freeedgar.com or http://www.otcbb.com.

You can read and copy any materials that we file with the Securities Exchange Commission at the Securities Exchange Commission's Public Reference Room at 100 F Street, N.E., Washington D.C. 20549. A copy of any public filing is also available, at no charge, from the Company.

ITEM 5. DOCUMENTS INCORPORATED BY REFERENCE.

(a) The Company’s Annual Report on Form 10-KSB for the year ended June 30, 2006 is hereby incorporated by reference.

(b) The Company’s Quarterly Report on Form 10-QSB for the quarter ended March 31, 2007 is hereby incorporated by reference.

Table of Contesnts

DISPATCH AUTO PARTS INC.

By:	/s/ Liu, Sheng Li
Liu, Sheng Li President Chairman of the Board of Director

Dated: May 22, 2007

By the order of the Board of Directors

By:	/s/ Liu, Sheng Li
Liu, Sheng Li President Chairman of the Board of Director

By:	/s/ Ma, Shun Cheng
Ma, Shun Cheng Director

By:	/s/ Ding, Hong Mei
Ding, Hong Mei Director

By:	/s/ Lu, Wei Sheng
Lu, Wei Sheng Director

By:	/s/ Tian, Wei
Tian, Wei Director